UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)    (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2016

Item 1. Reports to Stockholders.

Annual Report	9/30/2016

Oppenheimer Global Strategic Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/16

	1-Year	5-Year	10-Year
Class A Shares of the Fund without Sales Charge	6.07%	4.39%	5.10%
Class A Shares of the Fund with Sales Charge	1.03	3.38	4.59
Bloomberg Barclays U.S. Aggregate Bond Index	5.19	3.08	4.79
Citigroup World Government Bond Index	9.71	0.77	4.10
Citigroup Non-U.S. World Government Bond Index	12.61	0.24	3.94
J.P. Morgan Domestic High Yield Index	12.70	8.40	7.94
Reference Index	10.50	3.58	5.50

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See the Fund’s prospectus and summary prospectus for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 6.07% during the reporting period, underperforming the 10.50% return provided by its Reference Index (the “Index”), which currently is composed of the following broad-based securities indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% J.P. Morgan Domestic High Yield Index, and 30% Bloomberg Barclays U.S. Aggregate Bond Index.

MARKET OVERVIEW

It was a volatile reporting period for fixed-income markets. Central Bank policy was a major focus this reporting period, with statements and actions from the Federal Reserve (the “Fed”), Bank of Japan (“BoJ”), European Central Bank (“ECB”), and more, fueling movements in global capital markets.

The final months of 2015 were a turbulent time for various asset classes. The prospect of more sluggish demand for energy and construction materials from China and other emerging markets sent equity and commodity prices broadly lower. The Fed finally hiked interest rates 0.25% in December 2015, but did not raise rates for the remainder of the reporting period. Early 2016 seemed to pick up where 2015 left off; with heightened volatility fueled by the three usual suspects: worries over Chinese growth, oil and Fed uncertainty.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Following the United Kingdom’s vote to leave the European Union (commonly known as “Brexit”) in June 2016, risk markets were hit hard for two days before quickly rallying. During the rally, government bond yields approached all-time yield lows. U.S. Treasury yields hit record lows in early July and failed to sell off after a much stronger-than-expected payrolls report. In mid-July, rates sold off globally with 10-year German yields turning positive for the first time in several months.

Central banks disappointed in early July with the Fed and BoJ mostly on hold. Fed Chair Janet Yellen and others were hawkish at the Fed’s annual policy symposium at Jackson Hole, which raised expectations for a September interest rate hike which did not materialize as data softened. As the September BoJ meeting approached, expectations rose that they would invoke policies aimed to steepen their yield curve, which reverberated throughout developed market bond markets.

FUND REVIEW

For the one-year reporting period, the Fund’s underperformance relative to the Index was largely the result of its positioning in high yield. Although the Fund received strong absolute performance in high yield, it underperformed the Index in the area due to underweight positions in strong performing names within the energy and metal and mining industries. The Fund’s exposure to emerging market credit also performed positively on an absolute basis. However, the Fund’s underweight position versus the Index in emerging market credit and emerging market local currency, which performed positively as risk sentiment improved, also detracted from performance during the reporting period.

The Fund’s exposure to mortgage-backed securities (“MBS”) was the top outperforming area versus the Index.

MARKET OUTLOOK & PORTFOLIO POSITIONING

We think risk to global growth has diminished significantly. We believe global economic growth will continue to meander along with inflation in check. Such an environment suggests policy rates will remain anchored at relatively low levels. Central banks remain the largest risk to credit and rate markets. However, in our view, should the Fed hike interest rates in December and point to an extremely cautious stance on future hikes, credit markets are likely to perform well after a brief bout of volatility. In an environment where the market prices for one Fed hike per year, we believe the search for yield is likely to remain significant, especially as the ECB and BoJ are likely to maintain their easy money policies.

With central bank policy driving market sentiment, the Fed, ECB and BoJ remain a focus. We believe that possible risks for 2017 include talk of faster Fed hikes, tapering by the ECB, or negative reactions to changes

4        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

in quantitative easing programs in Japan or Europe due to lack of supply. Such events are likely to create one-time re-pricings in many asset markets. Uncertainty about central bank policy has the potential to create a volatile 2017.

Within the portfolio, we continued to increase allocations to leveraged loans over the reporting period and continue to find the sector’s valuations appealing from a spread perspective. Furthermore, the possibility of higher short-term interest rates makes the sector slightly more appealing. The climb in LIBOR, the reference rate for most floating rate loan products, due to the implementation of money market reform means that a single Fed hike will likely start to reset many coupons which tend to have 1% floors.

Emerging market local debt also remains attractive in our view. Emerging market local debt offers interest rates much higher than even risky assets within developed markets with low and, in some cases, negative policy rates. Several central banks either have or are poised to cut interest rates, such as India and Brazil.

We are also selectively adding to high yield positions, including searching for value in the oil and mining sectors. Stabilizing oil prices and cheap valuations means that select opportunities may exist within this sector.

European credit appears to be fully valued, so we have been cutting positions in that sector with spreads tightening as the ECB purchases continue.

We anticipate a relatively stable allocation to high grade at between a fifth and quarter of the portfolio.

Michael Mata Portfolio Manager	Krishna Memani Portfolio Manager

Hermant Beijal Portfolio Manager

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Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

United States	77.8%
Indonesia	2.3
United Kingdom	1.5
Canada	1.3
Brazil	1.3
France	1.2
Netherlands	1.1
Mexico	1.0
Supranational	1.0
Russia	0.7

Portfolio holdings and allocation are subject to change. Percentages are as of September 30, 2016, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	79.1%
Europe	6.7
Latin America	5.0
Asia	4.5
Emerging Europe	2.0
Middle East/Africa	1.7
Supranational	1.0

Portfolio holdings and allocation are subject to change. Percentages are as of September 30, 2016, and are based on total market value of investments.

6        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	44.8%
Investment Companies
Oppenheimer Institutional Government Money Market Fund	7.4
Oppenheimer Master Event-Linked Bond Fund, LLC	2.0
Oppenheimer Master Loan Fund, LLC	9.0
Oppenheimer Ultra-Short Duration Fund	2.3
Mortgage-Backed Obligations Government Agency	7.7
Non-Agency	9.7
Foreign Government Obligations	7.6
Asset-Backed Securities	4.4
U.S. Government Obligations	2.4
Corporate Loans	2.0
Structured Securities	0.5
Over-the-Counter Options Purchased	0.1
Common Stocks	0.1
Over-the-Counter Interest Rate Swaptions Purchased	—*
Over-the-Counter Credit Default Swaptions Purchased	—*
Rights, Warrants and Certificates	—*

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	19.3%
AA	1.0
A	4.0
BBB	19.7
BB	20.2
B	15.0
CCC	2.4
C	0.0*
D	0.9
Unrated	17.5
Total	100.0%

* Represents a value of less than 0.05%.

The percentages above are based on the market value of the Fund’s securities as of September 30, 2016, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as S&P Global Ratings (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Government Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	6.07%	4.39%	5.10%
Class B (OPSGX)	11/30/92	4.99	3.53	4.55
Class C (OSICX)	5/26/95	5.01	3.61	4.29
Class I (OSIIX)	1/27/12	6.27	3.92*	N/A
Class R (OSINX)	3/1/01	5.53	4.06	4.69
Class Y (OSIYX)	1/26/98	6.33	4.63	5.36

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	1.03%	3.38%	4.59%
Class B (OPSGX)	11/30/92	-0.01	3.19	4.55
Class C (OSICX)	5/26/95	4.01	3.61	4.29
Class I (OSIIX)	1/27/12	6.27	3.92*	N/A
Class R (OSINX)	3/1/01	5.53	4.06	4.69
Class Y (OSIYX)	1/26/98	6.33	4.63	5.36

*Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/16

Class A	3.22%
Class B	2.61
Class C	2.64
Class I	3.82
Class R	3.13
Class Y	3.63

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There

8        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See the Fund’s prospectus and summary prospectus for more information on share classes and sales charges.

Standardized yield is based on net investment income for the 30-day period ended 9/30/16 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, the Citigroup World Government Bond Index, the Citigroup Non-U.S. World Government Bond Index, J.P. Morgan Domestic High Yield Index and its Reference Index. The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Citigroup World Government Bond Index is an index of debt securities of major foreign government bond markets. The Citigroup Non-U.S. World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million. The J.P. Morgan Domestic High Yield Index is an unmanaged index of high yield fixed income securities issued by developed countries. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% J.P. Morgan Domestic High Yield Index, and 30% Bloomberg Barclays U.S. Aggregate Bond Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During 6 Months Ended September 30, 2016
Class A	$1,000.00	$1,055.90	$5.20
Class B	1,000.00	1,049.10	8.95
Class C	1,000.00	1,049.30	9.06
Class I	1,000.00	1,055.60	2.98
Class R	1,000.00	1,051.80	6.48
Class Y	1,000.00	1,057.20	3.97

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.95	5.11
Class B	1,000.00	1,016.30	8.81
Class C	1,000.00	1,016.20	8.91
Class I	1,000.00	1,022.10	2.94
Class R	1,000.00	1,018.70	6.38
Class Y	1,000.00	1,021.15	3.90

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2016 are as follows:

Class	Expense Ratios
Class A	1.01%
Class B	1.74
Class C	1.76
Class I	0.58
Class R	1.26
Class Y	0.77

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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CONSOLIDATED STATEMENT OF INVESTMENTS September 30, 2016

	Principal Amount	Value

Asset-Backed Securities—4.6%

American Credit Acceptance Receivables Trust:
Series 2013-1, Cl. D, 4.94%, 6/15/20[1]	$4,480,000	$4,523,353
Series 2013-2, Cl. D, 5.92%, 8/17/20[1]	3,625,000	3,702,435
Series 2014-2, Cl. D, 4.96%, 5/10/21[1]	1,930,000	1,958,034
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]	838,213	839,639
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]	516,899	518,844
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	2,000,000	2,016,873
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	1,610,000	1,643,117

American Express Credit Account Master Trust:
Series 2014-2, Cl. A, 1.26%, 1/15/20	385,000	385,808
Series 2014-3, Cl. A, 1.49%, 4/15/20	495,000	497,138

AmeriCredit Automobile Receivables Trust:
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]	1,260,000	1,263,533
Series 2012-4, Cl. D, 2.68%, 10/9/18	1,090,000	1,091,443
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	3,650,000	3,696,136
Series 2013-3, Cl. D, 3.00%, 7/8/19	1,540,000	1,563,313
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]	1,320,000	1,345,080
Series 2013-4, Cl. D, 3.31%, 10/8/19	1,505,000	1,534,272
Series 2014-1, Cl. C, 2.15%, 3/9/20	1,905,000	1,921,204
Series 2014-1, Cl. E, 3.58%, 8/9/21	1,670,000	1,702,534
Series 2014-2, Cl. E, 3.37%, 11/8/21	1,415,000	1,437,438
Series 2014-3, Cl. D, 3.13%, 10/8/20	3,845,000	3,919,270
Series 2014-4, Cl. D, 3.07%, 11/9/20	975,000	992,762

Cabela’s Credit Card Master Note Trust, Series 2016-1, Cl. A1, 1.78%, 6/15/22	2,545,000	2,552,125

Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	990,000	993,702
Series 2014-1, Cl. D, 3.39%, 7/22/19	580,000	593,041
Series 2014-3, Cl. D, 3.14%, 2/20/20	775,000	792,481
Series 2015-4, Cl. D, 3.62%, 5/20/21	1,430,000	1,472,544
Series 2016-2, Cl. D, 3.16%, 11/20/23	485,000	493,469
Series 2016-3, Cl. D, 2.65%, 1/20/24	795,000	797,732

Capital One Multi-Asset Execution Trust:
Series 2014-A2, Cl. A2, 1.26%, 1/15/20	2,880,000	2,884,338
Series 2014-A5, Cl. A5, 1.48%, 7/15/20	3,175,000	3,189,323

CarFinance Capital Auto Trust:
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	177,161	178,285
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	515,798	516,900

CarMax Auto Owner Trust:
Series 2014-2, Cl. D, 2.58%, 11/16/20	1,365,000	1,374,476
Series 2015-2, Cl. D, 3.04%, 11/15/21	525,000	535,427
Series 2015-3, Cl. D, 3.27%, 3/15/22	935,000	961,450
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,370,000	1,398,706
Series 2016-3, Cl. D, 2.94%, 1/17/23	915,000	927,134

Chase Issuance Trust:
Series 2007-A3, Cl. A3, 5.23%, 4/15/19	495,000	502,706
Series 2014-A1, Cl. A1, 1.15%, 1/15/19	4,475,000	4,477,907
Series 2014-A6, Cl. A6, 1.26%, 7/15/19	2,675,000	2,681,062

12        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Asset-Backed Securities (Continued)

CPS Auto Receivables Trust, Series 2014-C, Cl. A, 1.31%, 2/15/19[1]	$350,881	$350,720

CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	102,832	102,977

Credit Acceptance Auto Loan Trust, Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]	2,265,000	2,269,719

Discover Card Execution Note Trust, Series 2014-A5, Cl. A, 1.39%, 4/15/20	4,370,000	4,384,756

Drive Auto Receivables Trust:
Series 2015-BA, Cl. C, 2.76%, 7/15/21[1]	1,550,000	1,563,337
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	2,915,000	2,957,568
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	5,060,000	5,177,126
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	3,825,000	3,896,791
Series 2016-BA, Cl. C, 3.19%, 7/15/22[1]	1,285,000	1,308,569

DT Auto Owner Trust:
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	1,700,778	1,720,248
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	2,550,000	2,585,669
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	7,155,000	7,260,360
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	6,540,000	6,681,014
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]	920,000	928,462
Series 2015-1A, Cl. D, 4.26%, 2/15/22[1]	8,075,000	8,221,026
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	1,845,000	1,880,201
Series 2015-3A, Cl. D, 4.53%, 10/17/22[1]	7,470,000	7,652,234
Series 2016-1A, Cl. B, 2.79%, 5/15/20[1]	1,855,000	1,873,124
Series 2016-4A, Cl. B, 2.02%, 8/17/20[1,2]	1,900,000	1,899,889

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	950,815	932,607

Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	1,640,000	1,654,736
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	621,732	622,167
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	2,655,000	2,679,506
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	540,000	545,967

First Investors Auto Owner Trust, Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	2,730,000	2,758,985

Flagship Credit Auto Trust, Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	380,013	379,559

Ford Credit Floorplan Master Owner Trust A, Series 2016-3, Cl. A1, 1.55%, 7/15/21	2,915,000	2,914,764

GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	1,245,000	1,257,354

GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	90,611	90,537

ICE EM CLO:
Series 2007-1A, Cl. B, 2.904%, 8/15/22[1,3]	21,000,000	20,318,319
Series 2007-1A, Cl. C, 4.204%, 8/15/22[1,3]	17,780,000	16,942,331
Series 2007-1A, Cl. D, 6.204%, 8/15/22[1,3]	15,958,200	14,272,615

Navistar Financial Dealer Note Master Owner Trust II, Series 2016-1, Cl. D, 4.046%, 9/27/21[1,2,3]	595,000	598,948

Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.824%, 10/25/19[1,3]	545,000	545,098

13        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Asset-Backed Securities (Continued)

Santander Drive Auto Receivables Trust:
Series 2013-1, Cl. D, 2.27%, 1/15/19	$3,255,000	$3,280,337
Series 2013-4, Cl. D, 3.92%, 1/15/20	2,160,000	2,219,810
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	1,580,000	1,617,817
Series 2013-5, Cl. D, 2.73%, 10/15/19	3,870,000	3,929,829
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	1,220,000	1,259,330
Series 2014-2, Cl. D, 2.76%, 2/18/20	3,220,000	3,273,874
Series 2014-4, Cl. C, 2.60%, 11/16/20	5,400,000	5,460,796
Series 2015-1, Cl. D, 3.24%, 4/15/21	3,125,000	3,197,640
Series 2015-5, Cl. D, 3.65%, 12/15/21	2,420,000	2,501,788
Series 2016-2, Cl. D, 3.39%, 4/15/22	880,000	910,124

SNAAC Auto Receivables Trust:
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	83,841	83,906
Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	2,735,000	2,718,359

TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	850,000	855,986

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	365,034	363,838

United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	1,150,000	1,155,805

Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	3,250,000	3,253,229
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]	740,000	739,971
Series 2015-1A, Cl. C, 2.29%, 11/16/20[1]	1,290,000	1,295,797
Series 2015-2A, Cl. C, 2.45%, 1/15/21[1]	1,110,000	1,116,895

World Financial Network Credit Card Master Trust, Series 2016-B, Cl. A, 1.44%, 6/15/22	1,625,000	1,625,427

Total Asset-Backed Securities (Cost $234,174,839)		233,962,875

Mortgage-Backed Obligations—18.2%

Government Agency—8.1%

FHLMC/FNMA/FHLB/Sponsored—7.1%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	644,408	723,342
5.50%, 9/1/39	1,650,914	1,855,882
6.00%, 1/1/19-7/1/24	940,843	1,030,492
6.50%, 4/1/18-6/1/35	671,280	774,414
7.00%, 8/1/21-3/1/35	1,017,455	1,174,765
7.50%, 1/1/32-2/1/32	1,581,543	1,962,973
8.50%, 8/1/31	67,332	74,877
10.00%, 5/1/20	2,632	2,666

Federal Home Loan Mortgage Corp. Non Gold Pool:
10.00%, 4/1/20	8,818	8,946
10.50%, 5/1/20	20,458	22,200

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 37.074%, 4/1/27[4]	143,125	31,529
Series 192, Cl. IO, 73.783%, 2/1/28[4]	65,760	14,745
Series 205, Cl. IO, 34.523%, 9/1/29[4]	421,540	92,951
Series 206, Cl. IO, 0.00%, 12/1/29[4,5]	175,681	47,978

14        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 207, Cl. IO, 0.00%, 4/1/30[4,5]	$146,668	$32,346
Series 214, Cl. IO, 0.00%, 6/1/31[4,5]	111,744	24,742
Series 243, Cl. 6, 8.861%, 12/15/32[4]	348,341	59,207
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	1,294,371	1,423,606
Series 151, Cl. F, 9.00%, 5/15/21	1,365	1,483
Series 1590, Cl. IA, 1.574%, 10/15/23[3]	934,107	957,200
Series 1674, Cl. Z, 6.75%, 2/15/24	38,318	42,184
Series 2034, Cl. Z, 6.50%, 2/15/28	9,654	11,071
Series 2042, Cl. N, 6.50%, 3/15/28	10,399	11,526
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,013,242	1,145,106
Series 2053, Cl. Z, 6.50%, 4/15/28	8,170	9,366
Series 2116, Cl. ZA, 6.00%, 1/15/29	518,610	582,435
Series 2122, Cl. F, 0.974%, 2/15/29[3]	25,094	25,169
Series 2279, Cl. PK, 6.50%, 1/15/31	15,887	18,345
Series 2326, Cl. ZP, 6.50%, 6/15/31	144,984	164,318
Series 2344, Cl. FP, 1.474%, 8/15/31[3]	329,485	338,222
Series 2368, Cl. PR, 6.50%, 10/15/31	17,534	19,646
Series 2401, Cl. FA, 1.174%, 7/15/29[3]	42,462	43,156
Series 2412, Cl. GF, 1.474%, 2/15/32[3]	476,190	488,770
Series 2427, Cl. ZM, 6.50%, 3/15/32	647,992	746,810
Series 2451, Cl. FD, 1.524%, 3/15/32[3]	199,652	205,296
Series 2453, Cl. BD, 6.00%, 5/15/17	2,960	3,012
Series 2461, Cl. PZ, 6.50%, 6/15/32	75,393	90,014
Series 2464, Cl. FI, 1.524%, 2/15/32[3]	187,836	192,142
Series 2470, Cl. AF, 1.524%, 3/15/32[3]	322,121	331,227
Series 2470, Cl. LF, 1.524%, 2/15/32[3]	192,103	196,507
Series 2475, Cl. FB, 1.524%, 2/15/32[3]	263,098	267,507
Series 2517, Cl. GF, 1.524%, 2/15/32[3]	158,835	162,477
Series 2551, Cl. LF, 1.024%, 1/15/33[3]	24,736	24,849
Series 2564, Cl. MP, 5.00%, 2/15/18	17,849	18,217
Series 2585, Cl. HJ, 4.50%, 3/15/18	9,210	9,436
Series 2635, Cl. AG, 3.50%, 5/15/32	264,908	279,665
Series 2668, Cl. AZ, 4.00%, 9/15/18	58,813	59,954
Series 2676, Cl. KY, 5.00%, 9/15/23	508,540	552,868
Series 2707, Cl. QE, 4.50%, 11/15/18	135,169	138,798
Series 2770, Cl. TW, 4.50%, 3/15/19	34,517	35,541
Series 3010, Cl. WB, 4.50%, 7/15/20	6,908	7,157
Series 3025, Cl. SJ, 22.828%, 8/15/35[3]	407,878	628,267
Series 3741, Cl. PA, 2.15%, 2/15/35	563,265	568,370
Series 3815, Cl. BD, 3.00%, 10/15/20	18,434	18,696
Series 3840, Cl. CA, 2.00%, 9/15/18	12,663	12,744
Series 3848, Cl. WL, 4.00%, 4/15/40	797,526	832,949
Series 3857, Cl. GL, 3.00%, 5/15/40	17,887	18,567
Series 3917, Cl. BA, 4.00%, 6/15/38	475,476	500,376
Series 4221, Cl. HJ, 1.50%, 7/15/23	753,317	758,696

15        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 28.134%, 3/15/28[4]	$20,811	$2,520
Series 2049, Cl. PL, 65.316%, 4/15/28[4]	116,446	14,257
Series 2074, Cl. S, 99.999%, 7/17/28[4]	105,195	17,674
Series 2079, Cl. S, 99.999%, 7/17/28[4]	181,283	33,604
Series 2177, Cl. SB, 99.999%, 8/15/29[4]	115,900	26,497
Series 2526, Cl. SE, 52.223%, 6/15/29[4]	208,970	44,095
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	807,142	198,596
Series 2795, Cl. SH, 99.999%, 3/15/24[4]	1,463,253	166,234
Series 2920, Cl. S, 99.999%, 1/15/35[4]	1,493,333	270,595
Series 2922, Cl. SE, 26.913%, 2/15/35[4]	97,702	17,031
Series 2981, Cl. AS, 12.483%, 5/15/35[4]	738,656	141,816
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	1,690,342	346,014
Series 3004, Cl. SB, 99.999%, 7/15/35[4]	2,205,981	315,054
Series 3201, Cl. SG, 22.019%, 8/15/36[4]	615,199	126,056
Series 3397, Cl. GS, 0.00%, 12/15/37[4,5]	472,131	91,916
Series 3424, Cl. EI, 0.00%, 4/15/38[4,5]	208,943	24,600
Series 3450, Cl. BI, 25.268%, 5/15/38[4]	710,683	120,436
Series 3606, Cl. SN, 25.001%, 12/15/39[4]	368,187	68,182
Series 3659, Cl. IE, 0.00%, 3/15/19[4,5]	554,325	21,544
Series 3685, Cl. EI, 37.951%, 3/15/19[4]	293,965	8,196
Federal National Mortgage Assn.:
2.50%, 10/1/31[2]	71,230,000	73,787,044
3.00%, 10/1/31-10/1/46[2]	105,065,000	109,653,540
3.50%, 10/1/46[2]	56,390,000	59,513,478
4.00%, 10/1/46[2]	42,590,000	45,745,984
5.00%, 10/1/46[2]	6,190,000	6,875,979
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 99.999%, 12/25/41[4]	42,624,474	598,537
Series 2001-T3, Cl. IO, 99.999%, 11/25/40[4]	6,346,717	701,473
Federal National Mortgage Assn. Pool:
4.50%, 12/1/20	404,012	417,557
5.00%, 2/1/18-12/1/21	1,398,850	1,438,978
5.50%, 1/1/22-5/1/36	696,690	778,321
6.00%, 6/1/17-1/1/19	5,726	5,789
6.50%, 4/1/18-1/1/34	3,416,786	3,988,547
7.00%, 11/1/17-4/1/34	5,407,768	6,455,025
7.50%, 2/1/27-3/1/33	2,433,708	2,930,690
8.50%, 7/1/32	17,501	19,130
9.50%, 3/15/21	8,434	8,588
11.00%, 2/1/26	97,525	105,825
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 33.978%, 5/25/23[4]	158,647	27,880
Series 247, Cl. 2, 99.999%, 10/25/23[4]	77,564	12,152
Series 252, Cl. 2, 99.999%, 11/25/23[4]	19,988	3,523
Series 254, Cl. 2, 7.143%, 1/25/24[4]	56,026	12,403
Series 301, Cl. 2, 0.574%, 4/25/29[4]	185,768	41,597
Series 303, Cl. IO, 58.143%, 11/25/29[4]	188,018	48,023

16        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 313, Cl. 2, 99.999%, 6/25/31[4]	$1,593,097	$354,494
Series 319, Cl. 2, 2.346%, 2/25/32[4]	516,471	114,646
Series 321, Cl. 2, 2.425%, 4/25/32[4]	893,256	199,102
Series 324, Cl. 2, 0.00%, 7/25/32[4,5]	387,548	86,287
Series 328, Cl. 2, 0.00%, 12/25/32[4,5]	345,980	69,642
Series 331, Cl. 5, 99.999%, 2/25/33[4]	793,613	151,235
Series 332, Cl. 2, 0.00%, 3/25/33[4,5]	1,539,782	310,114
Series 334, Cl. 10, 0.00%, 2/25/33[4,5]	643,158	117,608
Series 334, Cl. 12, 0.00%, 3/25/33[4,5]	929,403	203,103
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	1,887,654	370,764
Series 345, Cl. 9, 0.00%, 1/25/34[4,5]	540,998	99,618
Series 351, Cl. 10, 0.00%, 4/25/34[4,5]	241,418	47,846
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	428,736	84,904
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	306,394	55,732
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	147,054	27,004
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	21,762	4,367
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	52,632	59,016
Series 1997-45, Cl. CD, 8.00%, 7/18/27	523,499	601,061
Series 1998-58, Cl. PC, 6.50%, 10/25/28	277,706	311,577
Series 1999-14, Cl. MB, 6.50%, 4/25/29	16,168	18,641
Series 1999-54, Cl. LH, 6.50%, 11/25/29	537,802	632,095
Series 2001-19, Cl. Z, 6.00%, 5/25/31	230,593	265,042
Series 2001-65, Cl. F, 1.125%, 11/25/31[3]	383,347	389,146
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	450,316	513,533
Series 2002-12, Cl. PG, 6.00%, 3/25/17	14,075	14,246
Series 2002-19, Cl. PE, 6.00%, 4/25/17	1,927	1,932
Series 2002-21, Cl. PE, 6.50%, 4/25/32	534,568	612,515
Series 2002-29, Cl. F, 1.525%, 4/25/32[3]	212,296	217,314
Series 2002-64, Cl. FJ, 1.525%, 4/25/32[3]	65,251	66,793
Series 2002-68, Cl. FH, 1.031%, 10/18/32[3]	135,007	135,652
Series 2002-81, Cl. FM, 1.025%, 12/25/32[3]	256,778	257,860
Series 2002-84, Cl. FB, 1.525%, 12/25/32[3]	42,651	43,613
Series 2002-9, Cl. PC, 6.00%, 3/25/17	15,623	15,853
Series 2003-100, Cl. PA, 5.00%, 10/25/18	338,055	347,318
Series 2003-11, Cl. FA, 1.525%, 9/25/32[3]	58,202	59,514
Series 2003-112, Cl. AN, 4.00%, 11/25/18	119,535	121,848
Series 2003-116, Cl. FA, 0.925%, 11/25/33[3]	137,331	137,527
Series 2003-84, Cl. GE, 4.50%, 9/25/18	23,099	23,637
Series 2004-101, Cl. BG, 5.00%, 1/25/20	58,799	59,024
Series 2004-25, Cl. PC, 5.50%, 1/25/34	76,909	79,770
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,410,817
Series 2005-71, Cl. DB, 4.50%, 8/25/25	1,093,587	1,163,451
Series 2006-11, Cl. PS, 22.641%, 3/25/36[3]	411,694	640,663
Series 2006-46, Cl. SW, 22.273%, 6/25/36[3]	571,084	850,490
Series 2008-75, Cl. DB, 4.50%, 9/25/23	255,585	261,663
Series 2009-113, Cl. DB, 3.00%, 12/25/20	504,221	512,018
Series 2009-36, Cl. FA, 1.465%, 6/25/37[3]	456,457	465,896

17        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2009-70, Cl. TL, 4.00%, 8/25/19	$441,610	$448,846
Series 2010-43, Cl. KG, 3.00%, 1/25/21	137,371	140,009
Series 2011-122, Cl. EC, 1.50%, 1/25/20	403,184	404,248
Series 2011-15, Cl. DA, 4.00%, 3/25/41	369,666	389,289
Series 2011-3, Cl. EL, 3.00%, 5/25/20	821,145	833,693
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,048,914	1,145,956
Series 2011-38, Cl. AH, 2.75%, 5/25/20	13,512	13,676
Series 2011-6, Cl. BA, 2.75%, 6/25/20	345,841	349,766
Series 2011-69, Cl. EA, 3.00%, 11/25/29	218,673	220,179
Series 2011-82, Cl. AD, 4.00%, 8/25/26	305,520	313,203
Series 2011-88, Cl. AB, 2.50%, 9/25/26	203,717	205,959
Series 2012-20, Cl. FD, 0.925%, 3/25/42[3]	1,524,514	1,521,528
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 29.958%, 11/18/31[4]	435,122	99,745
Series 2001-63, Cl. SD, 37.511%, 12/18/31[4]	12,958	2,629
Series 2001-68, Cl. SC, 99.999%, 11/25/31[4]	8,720	1,748
Series 2001-81, Cl. S, 34.361%, 1/25/32[4]	121,780	34,097
Series 2002-28, Cl. SA, 24.036%, 4/25/32[4]	100,042	20,428
Series 2002-38, Cl. SO, 45.367%, 4/25/32[4]	119,016	23,927
Series 2002-39, Cl. SD, 38.625%, 3/18/32[4]	185,170	40,389
Series 2002-48, Cl. S, 32.698%, 7/25/32[4]	155,090	33,166
Series 2002-52, Cl. SL, 22.868%, 9/25/32[4]	95,372	19,720
Series 2002-53, Cl. SK, 47.903%, 4/25/32[4]	115,426	26,280
Series 2002-56, Cl. SN, 34.296%, 7/25/32[4]	212,699	44,785
Series 2002-65, Cl. SC, 59.668%, 6/25/26[4]	395,360	65,252
Series 2002-77, Cl. IS, 41.161%, 12/18/32[4]	202,766	43,639
Series 2002-77, Cl. SH, 39.289%, 12/18/32[4]	162,414	35,910
Series 2002-89, Cl. S, 99.999%, 1/25/33[4]	1,145,151	312,728
Series 2002-9, Cl. MS, 23.811%, 3/25/32[4]	170,392	36,392
Series 2003-13, Cl. IO, 31.661%, 3/25/33[4]	883,162	139,774
Series 2003-26, Cl. DI, 25.075%, 4/25/33[4]	538,260	127,868
Series 2003-26, Cl. IK, 30.569%, 4/25/33[4]	94,329	12,073
Series 2003-33, Cl. SP, 99.999%, 5/25/33[4]	513,443	106,407
Series 2003-4, Cl. S, 20.979%, 2/25/33[4]	249,414	51,234
Series 2003-46, Cl. IH, 0.00%, 6/25/23[4,5]	80,868	8,755
Series 2004-56, Cl. SE, 14.993%, 10/25/33[4]	552,333	127,502
Series 2005-12, Cl. SC, 39.948%, 3/25/35[4]	45,712	7,859
Series 2005-14, Cl. SE, 63.119%, 3/25/35[4]	354,106	61,663
Series 2005-40, Cl. SA, 99.999%, 5/25/35[4]	2,059,183	422,350
Series 2005-40, Cl. SB, 99.999%, 5/25/35[4]	883,536	147,233
Series 2005-52, Cl. JH, 45.515%, 5/25/35[4]	1,116,121	205,881
Series 2006-90, Cl. SX, 99.999%, 9/25/36[4]	2,088,252	366,057
Series 2007-88, Cl. XI, 4.44%, 6/25/37[4]	3,628,400	746,369
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	225,912	27,501
Series 2009-8, Cl. BS, 99.999%, 2/25/24[4]	108,348	3,462
Series 2010-95, Cl. DI, 74.606%, 11/25/20[4]	805,109	34,697

18        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2011-96, Cl. SA, 14.632%, 10/25/41[4]	$378,572	$77,846
Series 2012-134, Cl. SA, 10.531%, 12/25/42[4]	1,415,948	323,863
Series 2012-40, Cl. PI, 1.257%, 4/25/41[4]	4,031,244	483,105

Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	2,586	528

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[4,5]	3,390,463	35,456
Series 1995-2B, Cl. 2IO, 0.00%, 6/15/25[4,5]	320,542	7,045
Series 1995-3, Cl. 1IO, 0.00%, 9/15/25[4,5]	9,883,912	46,739

		360,085,225

GNMA/Guaranteed—1.0%

Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	484,721	527,261
8.00%, 1/15/28-9/15/28	290,816	314,832

Government National Mortgage Assn. II Pool:
1.875%, 7/20/27[3]	3,045	3,158
3.50%, 10/1/46[2]	31,580,000	33,546,349
4.00%, 10/1/46[2]	14,095,000	15,107,527
7.00%, 1/20/30	77,420	91,971
11.00%, 10/20/19	902	907

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 54.404%, 4/16/37[4]	1,310,678	279,624
Series 2011-52, Cl. HS, 31.475%, 4/16/41[4]	2,335,182	433,351

		50,304,980

Non-Agency—10.1%

Commercial—7.3%

Banc of America Funding Trust, Series 2006-G, Cl. 2A4, 0.822%, 7/20/36[3]	1,966,646	1,865,643

BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.43%, 9/26/35[1,3]	224,553	225,098
Series 2012-RR2, Cl. 6A3, 3.226%, 9/26/35[1,3]	649,493	648,634
Series 2012-RR6, Cl. RR6, 2.054%, 11/26/36[1]	354,365	341,998
Series 2013-RR2, Cl. 5A2, 3.026%, 3/26/36[1,3]	11,357,302	9,992,793

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,4,5]	108,604	3,234

COMM Mortgage Trust:
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,825,000	2,933,442
Series 2013-CR7, Cl. D, 4.491%, 3/10/46[1,3]	8,505,000	8,018,721
Series 2013-CR9, Cl. D, 4.398%, 7/10/45[1,3]	7,315,000	6,397,052
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	70,000	76,238
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	665,000	733,850
Series 2014-UBS3, Cl. D, 4.974%, 6/10/47[1,3]	20,455,000	17,087,516
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	4,690,000	5,073,541
Series 2015-CR23, Cl. AM, 3.801%, 5/10/48	3,210,000	3,454,657

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 26.323%, 12/10/45[4]	8,821,079	626,595

19        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial (Continued)

Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	$1,775,000	$1,888,385

Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.752%, 7/22/36[1,3]	920,000	815,427

FREMF Mortgage Trust:
Series 2012-K20, Cl. C, 4.005%, 5/25/45[1,3]	11,615,000	11,806,036
Series 2012-K501, Cl. C, 3.327%, 11/25/46[1,3]	125,000	124,934
Series 2013-K25, Cl. C, 3.743%, 11/25/45[1,3]	1,975,000	1,968,181
Series 2013-K26, Cl. C, 3.722%, 12/25/45[1,3]	335,000	329,878
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,3]	4,187,000	4,111,526
Series 2013-K28, Cl. C, 3.614%, 6/25/46[1,3]	7,865,000	7,695,884
Series 2013-K29, Cl. C, 3.60%, 5/25/46[1]	4,700,000	4,556,131
Series 2013-K502, Cl. C, 3.19%, 3/25/45[1,3]	630,000	632,509
Series 2013-K712, Cl. C, 3.484%, 5/25/45[1,3]	660,000	670,910
Series 2013-K713, Cl. C, 3.274%, 4/25/46[1,3]	420,000	419,176
Series 2014-K41, Cl. B, 3.961%, 11/25/47[1,3]	7,635,000	8,058,581
Series 2014-K715, Cl. C, 4.268%, 2/25/46[1,3]	25,000	25,246
Series 2015-K44, Cl. B, 3.811%, 1/25/48[1,3]	12,690,000	12,695,183
Series 2015-K45, Cl. B, 3.714%, 4/25/48[1,3]	13,050,000	12,967,778

Great Wolf Trust, Series 2015-WFMZ, Cl. M, 7.512%, 5/15/32[1,3]	6,000,000	5,667,774

GS Mortgage Securities Trust, Series 2014-GC22, Cl. D, 4.801%, 6/10/47[1,3]	4,577,000	3,760,715

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.202%, 7/25/35[3]	500,987	494,289

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10, Cl. D, 4.293%, 12/15/47[3]	14,821,000	13,364,354
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	2,395,000	2,689,509
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	265,000	276,102
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	1,595,000	1,743,028

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.947%, 7/25/35[3]	309,865	310,524

JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.08%, 7/26/36[1,3]	17,224,314	15,577,890

JPMBB Commercial Mortgage Securities Trust:
Series 2013-C15, Cl. D, 5.214%, 11/15/45[1,3]	3,755,000	3,683,147
Series 2014-C19, Cl. AS, 4.243%, 4/15/47[3]	985,000	1,092,382
Series 2014-C21, Cl. D, 4.816%, 8/15/47[1,3]	11,100,000	9,439,967
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	6,680,000	7,312,723
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	3,700,000	3,966,232

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0%, 7/26/24[1,3]	77,499	63,523

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C14, Cl. B, 4.802%, 2/15/47[3]	680,000	764,976
Series 2014-C14, Cl. D, 4.992%, 2/15/47[1,3]	9,810,000	8,828,412
Series 2016-C30, Cl. AS, 3.175%, 9/15/49	2,865,000	2,970,942

Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 2.237%, 11/26/36[1,3]	1,648,603	1,617,800
Series 2012-R3, Cl. 1B, 2.237%, 11/26/36[1,3]	12,612,502	9,383,196

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.598%, 6/26/46[1,3]	269,322	269,372

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.935%, 8/25/34[3]	11,905,559	11,926,252

Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1, Cl. M1, 3.925%, 7/25/23[3]	2,212,987	2,255,315

20        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Commercial (Continued)

Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2014-DN4, Cl. M3, 5.075%, 10/25/24[3]	$15,265,000	$16,208,826
Series 2014-HQ2, Cl. M1, 1.975%, 9/25/24[3]	556,735	559,603
Series 2014-HQ2, Cl. M3, 4.275%, 9/25/24[3]	16,320,000	16,926,964
Series 2015-DNA2, Cl. M2, 3.125%, 12/25/27[3]	1,140,000	1,164,304
Series 2015-DNA3, Cl. M1, 1.875%, 4/25/28[3]	454,370	455,385
Series 2015-DNA3, Cl. M2, 3.375%, 4/25/28[3]	1,845,000	1,903,153
Series 2015-DNA3, Cl. M3, 5.225%, 4/25/28[3]	12,185,000	12,948,178
Series 2015-HQA1, Cl. M1, 1.775%, 3/25/28[3]	695,036	696,024
Series 2015-HQA2, Cl. M2, 3.325%, 5/25/28[3]	1,625,000	1,679,650
Series 2016-DNA2, Cl. M1, 1.775%, 10/25/28[3]	2,874,109	2,882,069
Series 2016-DNA2, Cl. M2, 2.725%, 10/25/28[3]	1,925,000	1,957,203
Series 2016-DNA2, Cl. M3, 5.175%, 10/25/28[3]	11,765,000	12,391,606
Series 2016-DNA3, Cl. M1, 1.625%, 12/25/28[3]	2,387,956	2,392,142
Series 2016-DNA4, Cl. M1, 1.324%, 3/25/29[3]	1,330,000	1,332,751
Series 2016-DNA4, Cl. M3, 4.324%, 3/25/29[3]	9,125,000	9,208,306
Series 2016-HQA2, Cl. M1, 1.725%, 11/25/28[3]	1,646,921	1,651,542
Series 2016-HQA3, Cl. M1, 1.324%, 3/25/29[3]	810,000	811,278
Series 2016-HQA3, Cl. M3, 4.374%, 3/25/29[3]	13,380,000	13,439,598

UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2, Cl. E, 5.043%, 5/10/63[1,3]	7,532,194	7,406,876
Series 2013-C5, Cl. D, 4.223%, 3/10/46[1,3]	6,160,000	5,761,037

Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Cl. F, 6.274%, 6/15/29[1,3]	4,000,000	4,008,909

Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 1.943%, 4/25/47[3]	1,178,921	906,378

Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Cl. AS, 4.013%, 6/15/48	2,090,000	2,297,181

WF-RBS Commercial Mortgage Trust:
Series 2012-C7, Cl. E, 4.991%, 6/15/45[1],3	660,000	653,825
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	1,800,000	1,917,812
Series 2013-C15, Cl. D, 4.629%, 8/15/46[1,3]	12,358,996	11,393,685
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,455,000	1,613,223
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[3]	1,135,000	1,266,469

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 30.80%, 3/15/44[1,4]	16,393,391	760,321

		370,297,499

Residential—2.8%

Bear Stearns ARM Trust:
Series 2005-2, Cl. A1, 2.92%, 3/25/35[3]	532,255	535,598
Series 2006-1, Cl. A1, 2.58%, 2/25/36[3]	99,628	97,670

Chase Funding Trust, Series 2003-2, Cl. 2A2, 1.084%, 2/25/33[3]	15,989	14,040

CHL Mortgage Pass-Through Trust:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	2,330,296	2,356,073
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	2,010,917	1,988,580

Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 3.004%, 5/25/35[3]	3,002,300	2,969,424
Series 2005-3, Cl. 2A4, 3.181%, 8/25/35[3]	5,119,391	4,338,939
Series 2006-AR1, Cl. 1A1, 2.87%, 10/25/35[3]	23,904	23,749

21        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Residential (Continued)

Citigroup Mortgage Loan Trust, Inc.: (Continued)
Series 2009-8, Cl. 7A2, 2.894%, 3/25/36[1,3]	$29,685,580	$26,792,954
Series 2012-8, Cl. 1A1, 3.04%, 10/25/35[1,3]	1,294,524	1,293,643
Series 2014-8, Cl. 1A2, 0.822%, 7/20/36[1,3]	1,635,000	1,310,043

Connecticut Avenue Securities:
Series 2014-C01, Cl. M1, 2.125%, 1/25/24[3]	234,855	236,713
Series 2014-C03, Cl. 1M1, 1.725%, 7/25/24[3]	1,038,539	1,041,097
Series 2014-C03, Cl. 2M1, 1.725%, 7/25/24[3]	1,659,802	1,664,742
Series 2014-C03, Cl. 2M2, 3.425%, 7/25/24[3]	13,865,000	13,941,504
Series 2014-C04, Cl. 2M1, 2.625%, 11/25/24[3]	331,338	332,359
Series 2015-C01, Cl. 1M2, 4.825%, 2/25/25[3]	7,500,000	7,868,122
Series 2015-C03, Cl. 1M1, 2.025%, 7/25/25[3]	751,112	753,000
Series 2015-C03, Cl. 1M2, 5.525%, 7/25/25[3]	14,010,000	14,969,231
Series 2016-C02, Cl. 1M1, 2.675%, 9/25/28[3]	1,548,953	1,571,482
Series 2016-C03, Cl. 1M1, 2.525%, 10/25/28[3]	4,377,293	4,440,069
Series 2016-C03, Cl. 2M1, 2.725%, 10/25/28[3]	2,302,816	2,335,561
Series 2016-C05, Cl. 2M1, 1.875%, 1/25/29[3]	4,781,935	4,803,173

CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 0.754%, 12/15/35[3]	136,132	121,117
Series 2006-H, Cl. 2A1A, 0.674%, 11/15/36[3]	79,013	59,309

GSR Mortgage Loan Trust, Series 2005-AR6, Cl. 1A4, 3.007%, 9/25/35[3]	5,893,362	6,036,886

Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[3]	936,423	947,259

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.835%, 7/25/35[3]	27,579	26,700

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.625%, 8/25/36[3]	4,127,043	1,969,617

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.852%, 12/25/34[3]	104,925	104,908

RALI Trust:
Series 2005-QA4, Cl. A32, 3.442%, 4/25/35[3]	32,013	1,849
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	81,388	66,829

Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	6,322,570	5,929,984

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.669%, 10/25/33[3]	169,672	173,251

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 2.765%, 2/25/35[3]	4,001,743	4,006,982
Series 2005-AR10, Cl. 1A1, 2.977%, 6/25/35[3]	2,107,643	2,193,741
Series 2005-AR13, Cl. 1A5, 3.058%, 5/25/35[3]	519,673	521,330
Series 2005-AR15, Cl. 1A2, 2.993%, 9/25/35[3]	892,907	869,757
Series 2005-AR15, Cl. 1A6, 2.993%, 9/25/35[3]	8,998,359	8,555,432
Series 2005-AR4, Cl. 2A2, 2.995%, 4/25/35[3]	268,672	269,017
Series 2006-AR10, Cl. 5A5, 3.08%, 7/25/36[3]	1,489,248	1,466,791
Series 2006-AR14, Cl. 1A2, 3.106%, 10/25/36[3]	2,756,446	2,576,176
Series 2006-AR2, Cl. 2A3, 2.894%, 3/25/36[3]	5,285,138	5,198,164
Series 2006-AR7, Cl. 2A4, 3.088%, 5/25/36[3]	3,523,586	3,362,538
Series 2006-AR8, Cl. 2A1, 3.001%, 4/25/36[3]	2,860,102	2,802,868

		142,938,271

Total Mortgage-Backed Obligations (Cost $903,794,755)		923,625,975

22        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

U.S. Government Obligations—2.5%

Federal Home Loan Bank Nts., 0.875%, 8/5/19		$12,685,000	$12,639,436

Federal Home Loan Mortgage Corp. Nts., 0.875%, 10/12/18		25,250,000	25,246,692

Federal National Mortgage Assn. Nts.:
0.875%, 8/2/19		10,702,000	10,660,230
1.00%, 8/28/19		7,491,000	7,487,022
1.875%, 9/24/26		3,954,000	3,929,991

United States Treasury Nts.:
1.625%, 4/30/19[6,7]		31,242,000	31,850,969
1.75%, 10/31/20[6,7]		29,428,000	30,206,812
2.50%, 8/15/23		2,703,000	2,897,119

Total U.S. Government Obligations (Cost $124,060,343)			124,918,271

Foreign Government Obligations—8.0%

Argentine Republic Sr. Unsec. Bonds:
6.625%, 7/6/28[1]		10,330,000	10,949,800
7.125%, 7/6/36[1]		11,115,000	11,809,687
7.50%, 4/22/26[1]		645,000	729,495
7.875%, 6/15/27[1]		4,680,000	5,007,600

Argentine Republic Sr. Unsec. Nts.:
8.375%, 5/19/24[1]		2,185,000	2,337,950
9.125%, 3/16/24[1]		3,275,000	3,672,094

Commonwealth of Jamaica Sr. Unsec. Bonds:
7.625%, 7/9/25		5,535,000	6,517,463
8.00%, 3/15/39		1,090,000	1,313,450

Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		5,680,000	5,858,937
6.25%, 10/4/20[1]		1,445,000	1,513,341
6.825%, 7/18/26[1]		2,710,000	2,920,180
6.85%, 11/3/25[1]		1,315,000	1,415,942

Democratic Socialist Republic of Sri Lanka Sr. Unsec. Nts., 6%, 1/14/19[1]		4,380,000	4,528,495

Dominican Republic Sr. Unsec. Bonds:
6.60%, 1/28/24[1]		2,960,000	3,348,500
6.85%, 1/27/45[1]		3,815,000	4,291,875
7.45%, 4/30/44[1]		1,570,000	1,872,225

Federative Republic of Brazil Sr. Unsec. Bonds, 5%, 1/27/45		9,435,000	8,585,850

Gabonese Republic Sr. Unsec. International Bonds, 6.95%, 6/16/25[1]		2,480,000	2,292,269

Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[1]		330,000	303,552

Hungary Sr. Unsec. Bonds, 5.75%, 11/22/23		6,491,000	7,657,024

Hungary Unsec. Bonds, Series 23/A, 6%, 11/24/23	HUF	1,453,000,000	6,582,406

Hungary Unsec. Nts., Series 20/B, 3.50%, 6/24/20	HUF	1,565,000,000	6,118,756

Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		8,140,000	8,465,600

Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		2,525,000	2,638,625

Perusahaan Penerbit SBSN Indonesia III Unsec. Bonds:
4.35%, 9/10/24[1]		1,655,000	1,791,538
4.55%, 3/29/26[1]		2,755,000	2,992,757

23        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Foreign Government Obligations (Continued)

Perusahaan Penerbit SBSN Indonesia III Unsec. Nts., 6.125%, 3/15/19[1]		$5,750,000	$6,339,375

Republic of Colombia Sr. Unsec. Bonds:
3.875%, 3/22/26	EUR	1,940,000	2,475,549
4.00%, 2/26/24		1,060,000	1,128,900
5.00%, 6/15/45		840,000	914,760
6.125%, 1/18/41		7,775,000	9,466,062
Series B, 7.50%, 8/26/26	COP	16,410,600,000	5,921,316

Republic of Costa Rica Sr. Unsec. Bonds, 7.158%, 3/12/45[1]		2,360,000	2,551,750

Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[3]		17,676,450	17,432,692

Republic of Croatia Sr. Unsec. Bonds, 6.75%, 11/5/19[1]		2,940,000	3,264,341

Republic of Croatia Sr. Unsec. Nts., 3.875%, 5/30/22	EUR	3,445,000	4,193,084

Republic of Ecuador Sr. Unsec. Nts., 10.75%, 3/28/22[1]		1,723,000	1,761,768

Republic of Ghana Sr. Unsec. International Bonds, 7.875%, 8/7/23[1]		2,595,000	2,428,297

Republic of Ghana Sr. Unsec. International Nts., 9.25%, 9/15/22[1]		1,000,000	1,028,675

Republic of Honduras Sr. Unsec. International Nts., 8.75%, 12/16/20[1]		3,350,000	3,860,875

Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 7/30/25[1]	EUR	845,000	1,029,505
3.75%, 6/14/28[1]	EUR	1,380,000	1,700,134
4.125%, 1/15/25[1]		1,010,000	1,080,004
5.125%, 1/15/45[1]		2,395,000	2,737,059
5.875%, 3/13/20[1]		1,055,000	1,182,463
6.75%, 1/15/44[1]		5,410,000	7,406,993

Republic of Indonesia Treasury Bonds:
Series FR53, 8.25%, 7/15/21	IDR	335,225,000,000	27,091,733
Series FR56, 8.375%, 9/15/26	IDR	284,190,000,000	23,731,378
Series FR73, 8.75%, 5/15/31	IDR	196,657,000,000	16,993,645

Republic of Iraq Unsec. Bonds, 5.80%, 1/15/28[1]		1,570,000	1,282,878

Republic of Kazakhstan Sr. Unsec. Bonds, 4.875%, 10/14/44[1]		6,100,000	6,391,031

Republic of Namibia Sr. Unsec. Bonds, 5.25%, 10/29/25[1]		3,345,000	3,544,044

Republic of Paraguay Sr. Unsec. Bonds, 6.10%, 8/11/44[1]		1,655,000	1,890,838

Republic of Peru Sr. Unsec. Bonds:
2.75%, 1/30/26	EUR	3,660,000	4,582,429
3.75%, 3/1/30	EUR	1,340,000	1,773,988
4.125%, 8/25/27		2,405,000	2,759,737
5.625%, 11/18/50		1,730,000	2,296,575

Republic of Senegal Unsec. Bonds, 6.25%, 7/30/24[1]		1,570,000	1,632,871

Republic of Serbia Sr. Unsec. Nts., 5.25%, 11/21/17[1]		2,970,000	3,070,980

Republic of Serbia Unsec. Nts., 5.875%, 12/3/18[1]		6,100,000	6,475,913

Republic of South Africa Unsec. Bonds:
Series 2037, 8.50%, 1/31/37	ZAR	71,000,000	4,799,067
Series R186, 10.50%, 12/21/26	ZAR	193,525,000	15,846,810

Republic of Turkey Unsec. Bonds, 6.625%, 2/17/45		2,355,000	2,757,952

Republic of Turkey Unsec. Nts., 8.80%, 11/14/18	TRY	30,930,000	10,390,151

Republic of Zambia Sr. Unsec. Bonds, 8.50%, 4/14/24[1]		1,440,000	1,418,400

24        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Foreign Government Obligations (Continued)

Romania Sr. Unsec. Bonds:
2.75%, 10/29/25[1]	EUR	2,820,000	$3,470,975
3.875%, 10/29/35[1]	EUR	895,000	1,156,438
4.875%, 1/22/24[1]		3,245,000	3,716,440

Russian Federation Unsec. Nts., 7.50%, 8/18/21	RUB	631,325,000	9,776,263

Socialist Republic of Vietnam Sr. Unsec. Bonds, 4.80%, 11/19/24[1]		6,405,000	6,814,971

Ukraine Sr. Unsec. Nts., 7.75%, 9/1/19		21,900,000	21,681,876

United Mexican States Sr. Unsec. Bonds, Series M, 5.75%, 3/5/26	MXN	469,230,000	23,771,634

Total Foreign Government Obligations (Cost $387,401,709)			402,538,030

Corporate Loans—2.1%

Active Network, Inc., (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/15/20[2,3]		500,000	497,917

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[3]		2,408,454	2,344,329

Alpha BidCo SAS, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 1/30/23[3]	EUR	1,500,000	1,709,247

Americold Realty Trust, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 12/1/22[3]		1,096,141	1,107,102

AqGen Ascensus, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 12/5/22[3]		1,772,837	1,763,973

Biomed Realty Trust, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.433%, 2/9/18[3]		4,423,980	4,389,031

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[3]		3,004,073	2,994,685

Cast & Crew Payroll LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 8/12/22[3]		2,475,000	2,468,812

CEP IV Investment 10 Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 6/29/23[2,3]	EUR	1,000,000	1,126,860

Coherent Holding GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 8/1/23[2,3]	EUR	1,000,000	1,140,980

Compass Holdco 2 Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.808%-5.841%, 11/10/22[3]	GBP	500,000	651,778

CRCI Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 8/31/23[3]		1,300,000	1,298,375

Doc Generici Srl, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 6/30/23[2,3]	EUR	850,869	963,231
Tranche B2, 5.00%, 6/30/23[2,3]	EUR	149,132	168,993

Douglas GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 8/13/22[3]	EUR	1,362,345	1,553,433

DRA Inland Retail Portfolio, Sr. Sec. Credit Facilities 3rd Lien Term Loan, 6.75%, 4/1/19[3]		8,000,000	8,231,200

Eagle Bidco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.025%, 5/12/22[3]	GBP	1,000,000	1,293,835

Edelman Financial Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/16/22[3]		1,663,565	1,673,962

25        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Corporate Loans (Continued)

Ethypharm SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/21/23[3]	EUR	866,658	$986,186

Flexera Software, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/2/20[2,3]		995,194	999,548

Gardner Denver, Inc., Sr. Sec. Credit Faciilities 1st Lien Term Loan, 4.75%, 7/30/20[2,3]	EUR	963,338	1,061,682

Goldcup Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 5/2/23[3]		498,750	517,794

Hotel Del Coronado LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.33%, 12/9/17[3]		10,000,000	9,793,000

Infiltrator Water Technologies LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 5/27/22[3]		2,474,937	2,485,765

Institutional Shareholder Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/30/21[3]		2,474,684	2,459,217

LGC Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.50%, 3/8/23[2,3]		1,500,000	1,522,500

Mediq BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 2/28/22[3]	EUR	1,000,000	1,134,115

Navex Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 5.75%, 11/19/21[3]		3,958,818	3,899,436

Navex Global, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche D, 9.75%, 11/18/22[3]		1,500,000	1,455,000

NBTY, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 5/5/23[3]	GBP	1,337,528	1,743,028

Netsmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 4/19/23[3]		498,750	501,712

Nmsc Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/11/23[3]		451,559	457,768

Novacap International SAS, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/22/23[3]	EUR	926,942	1,055,924

Onex Schumacher Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 7/29/22[3]		1,237,500	1,243,945

Optima Sub-Finco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.091%, 1/30/23[3]	GBP	1,000,000	1,294,260

Packers Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 12/2/21[3]		2,474,811	2,493,372

Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[3]		2,247,927	2,257,762

PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 11/4/22[3]	EUR	702,005	795,004

Solera LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 3/3/23[3]	EUR	883,300	1,009,757

Strategic Luxury, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 6.50%, 12/8/17[3]		8,000,000	8,163,200

Survey Sampling International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/16/20[3]		2,545,581	2,545,581

Taghleef BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/10/23[3]	EUR	446,044	507,058

Telenet Financing USD LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/30/24[3]		500,000	505,156

26        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Corporate Loans (Continued)

TMK Hawk Parent Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 10/1/21[3]		$2,475,723	$2,485,007

Travel Leaders Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 12/7/20[3]		2,429,577	2,420,467

Tucson First Mezzanine LP LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 8.00%, 10/1/20[3]		10,000,000	8,947,000

TVC Albany, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 8/29/21[2,3]		1,400,000	1,389,500

USS Parent Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 8/11/23[3]		1,501,898	1,510,530

USS Parent Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 2.225%, 8/11/23[3]		148,090	148,645

Viesgo Generacion SL, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.259%, 4/30/22[3]	EUR	1,340,694	1,515,482

Vision Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 6/16/22[3]		1,400,000	1,393,000

WireCo WorldGroup, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/30/23[2,3]		500,000	502,500

Total Corporate Loans (Cost $107,036,889)			106,577,644

Corporate Bonds and Notes—46.9%

Consumer Discretionary—10.0%

Auto Components—0.9%

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45		574,000	607,301

Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]		3,645,000	3,829,072

Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]		3,190,000	3,046,450

GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,895,000	4,474,322
6.75% Sr. Unsec. Nts., 10/28/19	GBP	3,875,000	5,813,482

Goodyear Tire & Rubber Co. (The):
5.00% Sr. Unsec. Nts., 5/31/26		1,940,000	1,995,775
5.125% Sr. Unsec. Nts., 11/15/23		5,495,000	5,742,275
7.00% Sr. Unsec. Nts., 5/15/22		2,255,000	2,390,300

Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23		8,810,000	9,217,463

MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22		7,260,000	7,477,800

Tenneco, Inc., 5% Sr. Unsec. Nts., 7/15/26		1,460,000	1,483,725

			46,077,965

Automobiles—0.7%

Daimler Finance North America LLC:
1.50% Sr. Unsec. Nts., 7/5/19[1]		2,517,000	2,504,065
8.50% Sr. Unsec. Unsub. Nts., 1/18/31		1,421,000	2,315,876

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24		5,967,000	6,163,356

General Motors Co.:
5.00% Sr. Unsec. Nts., 4/1/35		4,975,000	5,174,179
6.25% Sr. Unsec. Nts., 10/2/43		2,370,000	2,804,836

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17		1,855,000	1,879,555

27        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Automobiles (Continued)

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	$760,000	$832,645

Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[1]	1,879,000	1,905,906

Nissan Motor Acceptance Corp.:
1.55% Sr. Unsec. Nts., 9/13/19[1]	676,000	675,028
2.00% Sr. Unsec. Nts., 3/8/19[1]	1,919,000	1,937,123

Volkswagen Group of America Finance LLC, 1.60% Sr. Unsec. Nts., 11/20/17[1]	2,855,000	2,849,510

ZF North America Capital, Inc.:
4.50% Sr. Unsec. Nts., 4/29/22[1]	3,245,000	3,443,756
4.75% Sr. Unsec. Nts., 4/29/25[1]	2,736,000	2,883,060

		35,368,895

Distributors—0.1%

LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	5,694,000	5,879,055

Diversified Consumer Services—0.0%

Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	2,407,000	2,563,455

Hotels, Restaurants & Leisure—2.1%

1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]	6,895,000	7,239,750

Aramark Services, Inc., 4.75% Sr. Unsec. Nts., 6/1/26[1]	2,190,000	2,206,425

Boyd Gaming Corp.:
6.375% Sr. Unsec. Nts., 4/1/26[1]	690,000	743,475
6.875% Sr. Unsec. Nts., 5/15/23	4,200,000	4,579,722

Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21	2,465,000	2,665,281

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22	2,330,000	2,504,750

CEC Entertainment, Inc., 8% Sr. Unsec. Nts., 2/15/22	420,000	420,525

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	5,410,000	5,653,450

Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]	5,925,000	6,295,312

Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24[1]	1,455,000	1,491,375

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	410,000	422,330

International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	6,310,000	6,747,788

Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21	2,915,000	3,044,353

KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
5.00% Sr. Unsec. Nts., 6/1/24[1]	3,645,000	3,818,137
5.25% Sr. Unsec. Nts., 6/1/26[1]	2,915,000	3,089,900

Landry’s, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[1,2]	7,265,000	7,410,300
9.375% Sr. Unsec. Nts., 5/1/20[1]	8,445,000	8,868,939

Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22	1,171,000	1,228,908
6.375% Sr. Unsec. Nts., 6/15/17	1,689,000	1,745,610

McDonald’s Corp., 2.75% Sr. Unsec. Nts., 12/9/20	1,151,000	1,194,058

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]	3,200,000	3,224,614

28        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

MGM Growth Properties Operating Partnership LP/MGP Escrow Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24[1]	$3,660,000	$3,979,152

MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	3,750,000	4,078,125
6.625% Sr. Unsec. Nts., 12/15/21	3,430,000	3,875,900
6.75% Sr. Unsec. Nts., 10/1/20	3,375,000	3,796,875

Mohegan Tribal Gaming Authority, 7.875% Sr. Unsec. Nts., 10/15/24[1,2]	735,000	735,919

NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[1]	4,255,000	4,318,825

PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	1,635,000	1,549,163

Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[1,8]	14,750,000	—

Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	1,455,000	1,473,188

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]	1,675,000	1,683,375

Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]	6,675,000	6,875,250

		106,960,774

Household Durables—1.0%

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
4.625% Sr. Sec. Nts., 5/15/23[1]	2,190,000	2,214,637
7.25% Sr. Unsec. Nts., 5/15/24[1]	3,655,000	3,919,988

Beazer Homes USA, Inc., 8.75% Sr. Unsec. Nts., 3/15/22[1]	735,000	777,263

KB Home:
7.00% Sr. Unsec. Nts., 12/15/21	3,395,000	3,666,600
7.625% Sr. Unsec. Nts., 5/15/23	3,085,000	3,300,950

Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22	1,280,000	1,328,000
4.75% Sr. Unsec. Nts., 5/30/25	7,444,000	7,630,100

Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	2,830,000	3,162,525

Newell Brands, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18	1,170,000	1,187,177
5.00% Sr. Unsec. Nts., 11/15/23[1]	2,640,000	2,812,558
5.50% Sr. Unsec. Nts., 4/1/46	856,000	1,043,409

PulteGroup, Inc.:
4.25% Sr. Unsec. Nts., 3/1/21	1,465,000	1,545,575
5.00% Sr. Unsec. Nts., 1/15/27	2,835,000	2,861,649
5.50% Sr. Unsec. Nts., 3/1/26	2,195,000	2,315,725
6.00% Sr. Unsec. Nts., 2/15/35	245,000	248,675

Standard Industries, Inc., 5.50% Sr. Unsec. Nts., 2/15/23[1]	735,000	771,750

Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]	3,150,000	3,315,375

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	5,733,000	5,904,990

Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17	840,000	842,766

		48,849,712

Leisure Equipment & Products—0.1%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	1,942,000	1,948,645

29        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Leisure Equipment & Products (Continued)

Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26	$2,595,000	$2,730,641

		4,679,286

Media—3.4%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	1,031,000	1,315,229

Altice Financing SA:
6.50% Sec. Nts., 1/15/22[1]	7,590,000	8,035,912
7.50% Sr. Sec. Nts., 5/15/26[1]	200,000	208,750

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	3,740,000	3,889,600

AMC Entertainment, Inc., 5.75% Sr. Sub. Nts., 6/15/25	2,185,000	2,217,775

Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	3,698,000	4,012,330

CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 2/15/26[1]	3,430,000	3,644,375

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]	7,340,000	7,587,725

Charter Communications Operating LLC/Charter Communications Operating Capital:
4.464% Sr. Sec. Nts., 7/23/22[1]	1,217,000	1,315,812
4.908% Sr. Sec. Nts., 7/23/25[1]	4,535,000	5,015,383
6.484% Sr. Sec. Nts., 10/23/45[1]	5,378,000	6,541,423

Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	1,460,000	1,474,600

Clear Channel Worldwide Holdings, Inc.:
7.625% Sr. Sub. Nts., 3/15/20	1,445,000	1,439,581
Series B, 6.50% Sr. Unsec. Nts., 11/15/22	2,630,000	2,751,637

Comcast Corp., 2.35% Sr. Unsec. Nts., 1/15/27	2,503,000	2,467,808

CSC Holdings LLC, 5.50% Sr. Unsec. Nts., 4/15/27[1]	2,180,000	2,234,500

DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	8,765,000	8,688,306
6.75% Sr. Unsec. Nts., 6/1/21	2,795,000	3,018,600
7.75% Sr. Unsec. Nts., 7/1/26[1]	715,000	761,475

Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19	3,565,000	3,716,512

Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	2,170,000	2,134,737
5.875% Sr. Unsec. Nts., 7/15/26[1]	6,905,000	6,974,050

iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	2,625,000	2,086,875

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	842,000	906,138

LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	3,570,000	3,708,338

MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	1,465,000	1,351,463

Mediacom LLC/Mediacom Capital Corp., 7.25% Sr. Unsec. Nts., 2/15/22	4,420,000	4,646,525

Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[1]	2,385,000	2,474,438
6.875% Sr. Unsec. Nts., 11/15/20	3,555,000	3,701,644

Nexstar Escrow Corp., 5.625% Sr. Unsec. Nts., 8/1/24[1]	3,635,000	3,671,350

Omnicom Group, Inc., 3.65% Sr. Unsec. Nts., 11/1/24	1,748,000	1,857,919

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	1,810,000	1,814,351

SFR Group SA:
6.00% Sr. Sec. Nts., 5/15/22[1]	7,535,000	7,713,956

30        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Media (Continued)

SFR Group SA: (Continued) 7.375% Sr. Sec. Nts., 5/1/26[1]		$1,500,000	$1,535,160

Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[1]		4,590,000	4,704,750
6.125% Sr. Unsec. Nts., 10/1/22		3,525,000	3,736,500

Sirius XM Radio, Inc.:
5.375% Sr. Unsec. Nts., 7/15/26[1]		2,910,000	2,997,300
6.00% Sr. Unsec. Nts., 7/15/24[1]		735,000	785,531

Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]		1,545,000	1,634,972
6.10% Sr. Unsec. Nts., 2/15/18[1]		936,000	988,091

TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]		5,115,000	5,300,419

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17		1,880,000	1,885,085

Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42		1,324,000	1,271,101

Time Warner, Inc.:
2.95% Sr. Unsec. Nts., 7/15/26		1,364,000	1,383,970
3.875% Sr. Unsec. Nts., 1/15/26		600,000	651,508

Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22		2,750,000	2,796,406

Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]		735,000	747,863
5.125% Sr. Sec. Nts., 2/15/25[1]		6,055,000	6,115,550

UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	2,980,000	3,611,590

UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		4,200,000	4,410,000

Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22		550,000	548,680
3.45% Sr. Unsec. Nts., 10/4/26		665,000	665,825
3.50% Sr. Unsec. Nts., 4/1/17		752,000	758,806
4.375% Sr. Unsec. Nts., 3/15/43		842,000	779,084

Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]		1,694,000	1,727,880
5.50% Sr. Sec. Nts., 8/15/26[1]		2,845,000	2,909,013

Ziggo Bond Finance BV, 4.625% Sr. Unsec. Nts., 1/15/25	EUR	500,000	563,585

Ziggo Secured Finance BV, 5.50% Sr. Sec. Nts., 1/15/27[1]		7,260,000	7,260,000

			173,147,786

Multiline Retail—0.2%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23		8,050,000	8,704,062

Specialty Retail—0.8%

AutoZone, Inc.:
1.30% Sr. Unsec. Nts., 1/13/17		476,000	476,468
1.625% Sr. Unsec. Nts., 4/21/19		515,000	517,001

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21		1,610,000	1,787,100

CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23		3,795,000	4,008,469

GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[1]		3,900,000	3,997,500

L Brands, Inc.:
5.625% Sr. Unsec. Nts., 2/15/22		946,000	1,058,337
6.625% Sr. Unsec. Nts., 4/1/21		3,125,000	3,617,187
6.875% Sr. Unsec. Nts., 11/1/35		4,790,000	5,245,050

31        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Specialty Retail (Continued)

Lowe’s Cos, Inc., 3.70% Sr. Unsec. Nts., 4/15/46		$1,201,000	$1,238,674

Men’s Wearhouse, Inc. (The), 7% Sr. Unsec. Nts., 7/1/22		1,749,000	1,644,060

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24		1,660,000	1,767,683

Sally Holdings LLC/Sally Capital, Inc.:
5.625% Sr. Unsec. Nts., 12/1/25		2,595,000	2,805,844
5.75% Sr. Unsec. Nts., 6/1/22		4,780,000	5,007,050

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24		1,421,000	1,371,001

Toys R US Property Co. II LLC, 8.50% Sr. Sec. Nts., 12/1/17		3,820,000	3,810,450

			38,351,874

Textiles, Apparel & Luxury Goods—0.7%

Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]		1,250,000	1,289,063
4.875% Sr. Unsec. Nts., 5/15/26[1]		3,348,000	3,440,070

Levi Strauss & Co.:
5.00% Sr. Unsec. Nts., 5/1/25		9,056,000	9,486,160
6.875% Sr. Unsec. Nts., 5/1/22		1,485,000	1,581,525

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22		8,230,000	8,620,925

Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21		6,995,000	7,274,800

William Carter Co. (The), 5.25% Sr. Unsec. Nts., 8/15/21		2,475,000	2,600,309

			34,292,852

Consumer Staples—2.7%

Beverages—0.5%

Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19		2,878,000	2,908,170
3.65% Sr. Unsec. Nts., 2/1/26		1,366,000	1,465,663
4.90% Sr. Unsec. Nts., 2/1/46		1,015,000	1,222,397

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39		1,198,000	1,943,841

Beam Suntory, Inc., 1.875% Sr. Unsec. Nts., 5/15/17		922,000	926,298

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24		8,535,000	9,281,813

Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19		1,018,000	1,015,664
2.10% Sr. Unsec. Nts., 7/15/21		2,432,000	2,457,295
4.20% Sr. Unsec. Nts., 7/15/46		643,000	674,602

Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[1]		2,092,000	2,100,868
4.25% Sr. Unsec. Nts., 7/15/22[1]		2,089,000	2,288,044

			26,284,655

Food & Staples Retailing—0.8%

Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24[1]		2,190,000	2,283,075

CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26		2,678,000	2,724,999

Iceland Bondco plc:
6.25% Sr. Sec. Nts., 7/15/21	GBP	500,000	622,340
6.75% Sr. Sec. Nts., 7/15/24	GBP	800,000	959,750

Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23		4,330,000	4,514,025

Koninklijke Ahold Delhaize NV, 6.50% Sr. Unsec. Nts., 6/15/17		500,000	517,080

32        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Food & Staples Retailing (Continued)

Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19		$114,000	$115,511
6.40% Sr. Unsec. Nts., 8/15/17		1,673,000	1,749,513
6.80% Sr. Unsec. Nts., 12/15/18		812,000	907,466
6.90% Sr. Unsec. Nts., 4/15/38		733,000	1,024,488

New Albertsons, Inc., 7.45% Sr. Unsec. Nts., 8/1/29		2,195,000	2,162,075

Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22		5,295,000	5,927,821

Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]		1,460,000	1,511,100

Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]		6,300,000	6,811,875

SUPERVALU, Inc., 6.75% Sr. Unsec. Nts., 6/1/21		2,195,000	2,063,300

US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[1]		365,000	381,425

Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18		1,959,000	1,970,462
3.10% Sr. Unsec. Nts., 6/1/23		2,945,000	3,043,024

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44		1,444,000	1,704,989

			40,994,318

Food Products—0.8%

Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17		1,860,000	1,884,325
3.25% Sr. Unsec. Nts., 8/15/26		1,712,000	1,722,702
8.50% Sr. Unsec. Nts., 6/15/19		1,200,000	1,407,744

ConAgra Foods, Inc., 1.90% Sr. Unsec. Nts., 1/25/18		1,126,000	1,132,937

Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]		6,245,000	6,635,312

Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17		1,905,000	1,909,578

JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18		1,494,000	1,503,547

Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20		2,530,000	2,624,334
4.375% Sr. Unsec. Nts., 6/1/46		1,535,000	1,635,125

Land O’ Lakes, Inc., 6% Sr. Unsec. Nts., 11/15/22[1]		2,200,000	2,444,750

Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[1]		3,365,000	3,319,404

Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]		2,735,000	2,830,725

Post Holdings, Inc., 6.75% Sr. Unsec. Nts., 12/1/21[1]		2,805,000	3,022,415

Premier Foods Finance plc, 5.382% Sr. Sec. Nts., 3/16/20[3]	GBP	370,000	473,581

TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[1]		4,255,000	4,600,719

WhiteWave Foods Co. (The), 5.375% Sr. Unsec. Nts., 10/1/22		2,030,000	2,314,200

			39,461,398

Household Products—0.0%

Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24		1,115,000	1,212,930

Personal Products—0.4%

Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]		8,860,000	9,159,025

Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22		255,000	264,881

Revlon Consumer Products Corp.:
5.75% Sr. Unsec. Nts., 2/15/21		6,610,000	6,775,250
6.25% Sr. Unsec. Nts., 8/1/24[1]		1,455,000	1,505,925

			17,705,081

33        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Tobacco—0.2%

Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	$1,700,000	$1,777,506

Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	2,769,000	2,789,156

Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	2,101,000	2,737,769

Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	3,450,000	3,655,965

		10,960,396

Energy—6.4%

Energy Equipment & Services—0.6%

Eletson Holdings, Inc., 9.625% Sr. Sec. Nts., 1/15/22[1]	4,330,000	3,095,950

Endeavor Energy Resources LP/EER Finance, Inc., 7% Sr. Unsec. Nts., 8/15/21[1]	1,625,000	1,677,812

Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	766,000	841,432

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	743,000	785,832

Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	2,745,000	1,674,450

Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[1]	4,185,000	4,408,178
6.45% Sr. Unsec. Nts., 5/30/44[1]	7,880,000	9,147,884

Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	2,410,000	2,247,325

Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	2,332,000	2,347,135
4.00% Sr. Unsec. Nts., 12/21/25[1]	1,524,000	1,660,937

Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	1,908,000	1,911,946

		29,798,881

Oil, Gas & Consumable Fuels—5.8%

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	496,000	457,888
5.55% Sr. Unsec. Nts., 3/15/26	2,120,000	2,412,861
6.20% Sr. Unsec. Nts., 3/15/40	504,000	579,481

Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20	5,270,000	5,454,450

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	936,000	966,086

Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	4,725,000	3,874,500

Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25	5,290,000	5,515,724

Bill Barrett Corp.:
7.00% Sr. Unsec. Nts., 10/15/22	360,000	279,900
7.625% Sr. Unsec. Nts., 10/1/19	2,770,000	2,396,050

Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[1]	1,680,000	1,650,600

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,386,000	1,453,027

BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	2,832,000	2,843,841

California Resources Corp., 8% Sec. Nts., 12/15/22[1]	2,593,000	1,737,310

Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	4,950,000	4,925,250

Cheniere Corpus Christi Holdings LLC, 7% Sr. Sec. Nts., 6/30/24[1]	6,065,000	6,580,525

Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	1,670,000	1,528,050
8.00% Sec. Nts., 12/15/22[1]	3,908,000	3,966,620

34        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	$2,853,000	$2,869,442

CNOOC Finance 2011 Ltd., 4.25% Sr. Unsec. Nts., 1/26/21[1]	1,915,000	2,073,631

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	1,654,000	1,655,836

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	1,322,000	1,439,223

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	2,150,000	2,227,937

ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	322,000	363,700
5.95% Sr. Unsec. Nts., 3/15/46	684,000	870,372

CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	3,785,000	3,501,125

Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	2,815,000	2,815,000

Cosan Luxembourg SA, 7% Sr. Unsec. Nts., 1/20/27[1]	1,115,000	1,165,175

DCP Midstream LLC:
4.75% Sr. Unsec. Nts., 9/30/21[1]	725,000	735,875
5.35% Sr. Unsec. Nts., 3/15/20[1]	1,080,000	1,112,400

Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[1]	1,900,000	2,031,803

Denbury Resources, Inc.:
5.50% Sr. Sub. Nts., 5/1/22	727,000	525,257
9.00% Sec. Nts., 5/15/21[1]	1,460,000	1,536,650

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	865,000	811,069

Encana Corp., 3.90% Sr. Unsec. Nts., 11/15/21	1,445,000	1,451,474

Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	3,545,000	3,695,662
7.50% Sr. Sec. Nts., 10/15/20	5,895,000	6,499,237

EnLink Midstream Partners LP:
4.40% Sr. Unsec. Nts., 4/1/24	2,342,000	2,291,677
4.85% Sr. Unsec. Nts., 7/15/26	681,000	686,976

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	532,000	555,907
4.90% Sr. Unsec. Nts., 5/15/46	505,000	534,161

EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	2,480,000	1,488,000

Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 7/19/22[1]	10,475,000	10,970,237
7.288% Sr. Unsec. Nts., 8/16/37[1]	5,355,000	6,328,293

Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	1,525,000	1,532,625

Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23	5,875,000	6,796,811

KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[1]	1,845,000	1,882,094
6.375% Sr. Unsec. Nts., 4/9/21[1]	5,205,000	5,758,031
7.00% Sr. Unsec. Nts., 5/5/20[1]	5,425,000	6,048,875

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	2,175,000	2,244,300

Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	3,955,000	3,856,125

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[9]	3,530,000	3,530,000

MEG Energy Corp.:
6.50% Sr. Unsec. Nts., 3/15/21[1]	2,605,000	2,139,356

35        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

MEG Energy Corp.: (Continued)
7.00% Sr. Unsec. Nts., 3/31/24[1]		$3,925,000	$3,120,375

MPLX LP, 4.87% Sr. Unsec. Nts., 6/1/25		2,070,000	2,143,719

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]		3,990,000	2,952,600

Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24		2,120,000	2,183,600

NGL Energy Partners LP/NGL Energy Finance Corp., 6.875% Sr. Unsec. Nts., 10/15/21		3,915,000	3,729,037

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44		711,000	706,193

Novatek OAO via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[1]		2,825,000	2,849,012

Oasis Petroleum, Inc.:
6.875% Sr. Unsec. Nts., 3/15/22		3,195,000	3,075,187
6.875% Sr. Unsec. Nts., 1/15/23		2,350,000	2,250,125

ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25		1,228,000	1,323,929

ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23		4,170,000	4,680,825

Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[1]		3,245,000	3,305,931

Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[1,8]		3,410,000	647,900

Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		6,990,000	6,270,030
5.75% Sr. Unsec. Nts., 1/20/20		410,000	423,530
8.375% Sr. Unsec. Nts., 5/23/21		14,085,000	15,468,147
8.75% Sr. Unsec. Nts., 5/23/26		7,605,000	8,422,537

Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26	EUR	2,895,000	3,264,248
4.625% Sr. Unsec. Nts., 9/21/23[1]		7,170,000	7,214,095
5.50% Sr. Unsec. Nts., 6/27/44		5,140,000	4,481,566
6.375% Sr. Unsec. Nts., 2/4/21[1]		2,370,000	2,589,462
6.875% Sr. Unsec. Nts., 8/4/26[1]		3,055,000	3,451,997

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25		2,385,000	2,404,159

QEP Resources, Inc., 5.25% Sr. Unsec. Nts., 5/1/23		2,395,000	2,371,050

Range Resources Corp.:
5.00% Sr. Unsec. Nts., 8/15/22[1]		4,545,000	4,545,000
5.00% Sr. Unsec. Nts., 3/15/23[1]		979,000	961,868

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22		1,860,000	1,965,739

Reliance Industries Ltd., 4.875% Sr. Unsec. Nts., 2/10/45[1]		1,985,000	2,102,161

Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22		2,880,000	2,988,000

Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 4/15/23		5,600,000	6,006,000
5.75% Sr. Sec. Nts., 5/15/24		1,765,000	1,908,406

Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		2,490,000	2,010,675
7.75% Sr. Unsec. Nts., 6/15/21		1,245,000	1,101,825

Shell International Finance BV:
1.375% Sr. Unsec. Nts., 5/10/19		2,151,000	2,145,739
4.00% Sr. Unsec. Nts., 5/10/46		1,050,000	1,079,862

SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23		3,055,000	3,100,825

36        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Southwestern Energy Co., 5.80% Sr. Unsec. Nts., 1/23/20		$ 2,315,000	$2,320,788

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22		4,260,000	4,078,950

Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50% Sr. Unsec. Nts., 9/15/24[1]		1,455,000	1,469,550

Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19		2,260,000	2,302,940
5.00% Sr. Unsec. Nts., 1/15/18		3,485,000	3,615,688

Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20		3,663,000	3,777,469
6.25% Sr. Unsec. Nts., 10/15/22		2,805,000	3,008,363

Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[1]		740,000	835,755

TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17		2,825,000	2,832,882

Ultrapar International SA, 5.25% Sr. Unsec. Nts., 10/6/26[1,2]		1,280,000	1,283,456

Western Gas Partners LP, 4.65% Sr. Unsec. Nts., 7/1/26		490,000	508,374

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21		4,920,000	4,624,800

Williams Partners LP/ACMP Finance Corp., 6.125% Sr. Unsec. Nts., 7/15/22		4,205,000	4,366,110

WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24		1,745,000	1,653,388
6.00% Sr. Unsec. Nts., 1/15/22		695,000	689,788

			297,260,154

Financials—7.6%

Capital Markets—1.6%

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18		6,205,000	4,250,425

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]		2,260,000	2,332,322

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25		2,590,000	2,660,891

Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]		6,075,000	6,318,000

Credit Suisse AG, New York, 3.625% Sr. Unsec. Nts., 9/9/24		1,524,000	1,593,030

Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26[1]		1,075,000	1,131,599

Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]		9,435,000	9,115,389

E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[3,10]		2,838,000	2,944,425

First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]		5,820,000	5,929,125
5.75% Sec. Nts., 1/15/24[1]		2,745,000	2,830,781
7.00% Sr. Unsec. Nts., 12/1/23[1]		9,210,000	9,762,600

Goldman Sachs Group, Inc. (The):
3.75% Sr. Unsec. Nts., 2/25/26		1,601,000	1,685,365
5.15% Sub. Nts., 5/22/45		1,842,000	2,021,354

Halcon Resources Corp., 12% Sec. Nts., 2/15/22[1]		844,000	848,220

KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]		3,695,000	3,676,525

Keystone Financing plc, 9.50% Sr. Sec. Nts., 10/15/19	GBP	1,558,000	2,105,408

Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26		4,021,000	4,285,529
5.00% Sub. Nts., 11/24/25		2,479,000	2,772,558

37        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Capital Markets (Continued)

MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[1]		$ 1,460,000	$1,573,150

Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]		1,460,000	1,595,050

Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26		1,584,000	1,620,299

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]		1,090,000	1,128,150

S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18		2,748,000	2,792,548

Springleaf Finance Corp., 8.25% Sr. Unsec. Nts., 12/15/20		1,465,000	1,611,500

UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[1]		1,731,000	1,822,331

			78,406,574

Commercial Banks—2.7%

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[8]		1,186,225	—

Australia & New Zealand Banking Group Ltd., 6.75% Jr. Sub. Perpetual Bonds[1,3,10]		305,000	336,153

Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[1]		450,000	475,312

Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 11/30/20[1]		495,000	566,775

Bank of America Corp.:
3.50% Sr. Unsec. Nts., 4/19/26		2,569,000	2,676,862
7.75% Jr. Sub. Nts., 5/14/38		1,865,000	2,717,564

Bank of China Ltd., 5% Sub. Nts., 11/13/24[1]		1,625,000	1,761,403

Bank of Ireland, 4.25% Sub. Nts., 6/11/24[3]	EUR	2,725,000	3,047,951

BankAmerica Capital III, 1.25% Jr. Sub. Nts., 1/15/27[3]		1,245,000	1,081,594

Barclays plc, 8% Jr. Sub. Perpetual Bonds[3,10]	EUR	4,080,000	4,604,466

BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21		2,935,000	2,967,772

BPCE SA:
2.65% Sr. Unsec. Nts., 2/3/21		2,246,000	2,319,505
2.75% Sub. Nts., 7/8/26[3]	EUR	2,595,000	3,025,301

CIT Group, Inc., 5% Sr. Unsec. Nts., 8/15/22		9,670,000	10,298,550

Citigroup, Inc.:
4.30% Sub. Nts., 11/20/26		1,588,000	1,669,968
4.65% Sr. Unsec. Nts., 7/30/45		1,960,000	2,220,129
6.675% Sub. Nts., 9/13/43		888,000	1,175,217

Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21		2,279,000	2,322,198

Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sec. Nts., 5/15/20[1]		6,300,000	5,906,250

Cooperatieve Rabobank UA, 5.50% Jr. Sub. Perpetual Bonds[3,10]	EUR	5,665,000	6,330,368

Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[1]		1,561,000	1,617,891

Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26		1,456,000	1,555,737

First Republic Bank, 4.375% Sub. Nts., 8/1/46		1,179,000	1,179,097

Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]		2,570,000	2,549,440

HSBC Holdings plc, 2.65% Sr. Unsec. Nts., 1/5/22[2]		2,312,000	2,308,409

Huntington Bancshares, Inc.:
3.15% Sr. Unsec. Nts., 3/14/21		1,568,000	1,627,230
4.35% Sub. Nts., 2/4/23		1,991,000	2,090,225

38        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Commercial Banks (Continued)

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,3]		$ 2,855,000	$2,915,460

ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[1]		2,092,000	2,161,722

JPMorgan Chase & Co.:
2.295% Sr. Unsec. Nts., 8/15/21		624,000	625,740
2.70% Sr. Unsec. Nts., 5/18/23		1,200,000	1,213,836
6.75% Jr. Sub. Perpetual Bonds, Series S3,10		1,993,000	2,224,686

KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26		2,444,000	2,504,457

Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[3]		1,305,000	1,376,629

Lloyds Banking Group plc, 6.413% Jr. Sub. Perpetual Bonds[1,3,10]		1,702,000	1,880,710

Mercury Bondco plc, 8.25% Sr. Sec. Nts., 5/30/21[1,11]	EUR	1,827,000	2,134,494

Monitchem HoldCo 3 SA, 5.25% Sr. Sec. Nts., 6/15/21	EUR	1,000,000	1,130,399

NN Group NV, 4.625% Sub. Nts., 4/8/44[3]	EUR	4,005,000	4,795,344

OPE KAG Finance Sub, Inc., 7.875% Sr. Unsec. Nts., 7/31/23[1]		5,090,000	4,848,225

Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,3,10]	GBP	500,000	690,111

Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18		1,472,000	1,484,405

Royal Bank of Scotland Group plc:
5.125% Sub. Nts., 5/28/24		3,905,000	3,929,805
7.64% Jr. Sub. Perpetual Bonds[3,10]		1,563,000	1,523,925

Santander UK Group Holdings plc, 4.75% Sub. Nts., 9/15/25[1]		1,640,000	1,646,681

Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,3]		4,400,000	4,449,500

Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21		1,560,000	1,603,797

Societe Generale SA:
4.25% Sub. Nts., 8/19/26[1]		2,273,000	2,266,779
8.00% Jr. Sub. Perpetual Bonds[1,3,10]		6,165,000	6,134,175

SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[1]	EUR	4,955,000	5,582,486

SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26		1,225,000	1,252,977

SunTrust Banks, Inc., 3.50% Sr. Unsec. Nts., 1/20/17		1,097,000	1,102,619

Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[1]		1,657,000	1,710,360

TC Ziraat Bankasi AS, 4.75% Sr. Unsec. Nts., 4/29/21[1]		720,000	718,766

Turkiye Halk Bankasi AS, 5% Sr. Unsec. Nts., 7/13/21[1]		1,495,000	1,462,639

Turkiye Is Bankasi, 5.375% Sr. Unsec. Nts., 10/6/21[1]		860,000	865,901

Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,3]		1,865,000	1,852,532

US Bancorp, 3.10% Sub. Nts., 4/27/26		1,733,000	1,793,522

Wells Fargo & Co., 5.90% Jr. Sub. Perpetual Bonds, Series S3,10		2,034,000	2,110,275

			138,424,324

Consumer Finance—0.6%

Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		6,305,000	4,114,012

Ally Financial, Inc.:
4.25% Sr. Unsec. Nts., 4/15/21		5,057,000	5,164,461
4.625% Sr. Unsec. Nts., 5/19/22		3,065,000	3,164,612
5.75% Sub. Nts., 11/20/25		3,520,000	3,696,000

Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25		1,941,000	1,978,506

Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25		1,818,000	1,843,983

39        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Consumer Finance (Continued)

Navient Corp.:
6.625% Sr. Unsec. Nts., 7/26/21		$ 1,475,000	$1,489,750
7.25% Sr. Unsec. Nts., 1/25/22		6,570,000	6,726,038

Synchrony Financial, 4.50% Sr. Unsec. Nts., 7/23/25		541,000	573,036

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		2,005,000	1,503,750

			30,254,148

Diversified Financial Services—0.2%

Arrow Global Finance plc, 5.125% Sr. Sec. Nts., 9/15/24[1]	GBP	514,000	647,190

Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18		790,000	800,120

Berkshire Hathaway, Inc., 3.125% Sr. Unsec. Nts., 3/15/26		1,182,000	1,245,718

Cognita Financing plc, 7.75% Sr. Sec. Nts., 8/15/21	GBP	1,500,000	2,041,397

JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[9,12]	MXN	20,232,960	101,740

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		1,300,000	1,311,548

Schaeffler Finance BV, 4.75% Sr. Sec. Nts., 5/15/23[1]		405,000	421,200

Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[1]		991,000	992,698

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]		2,390,000	2,392,988

			9,954,599

Equity Real Estate Investment Trusts (REITs)—1.2%

American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		1,822,000	1,870,658
5.90% Sr. Unsec. Nts., 11/1/21		841,000	982,142

Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18		1,798,000	1,873,992

Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23		3,485,000	3,674,898

CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		2,250,000	2,340,000

DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		2,320,000	2,428,750

Equinix, Inc.:
5.375% Sr. Unsec. Nts., 1/1/22		4,420,000	4,696,250
5.875% Sr. Unsec. Nts., 1/15/26		3,425,000	3,690,438

FelCor Lodging LP, 6% Sr. Unsec. Nts., 6/1/25		3,065,000	3,202,925

GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		2,390,000	2,587,175

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17		1,006,000	1,029,750

Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17		1,202,000	1,223,737

Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		2,915,000	2,929,575

Iron Mountain, Inc., 6% Sr. Unsec. Nts., 10/1/20[1]		2,080,000	2,199,600

iStar, Inc.:
4.875% Sr. Unsec. Nts., 7/1/18		6,445,000	6,501,394
5.00% Sr. Unsec. Nts., 7/1/19		2,615,000	2,617,955

Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26		1,825,000	1,973,281

MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 3/1/24		2,195,000	2,392,550

40        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) (Continued)

Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		$ 6,140,000	$6,470,025

Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]		3,310,000	3,447,365

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]		1,304,000	1,306,643

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18		389,000	392,546

			59,831,649

Insurance—0.7%

Assicurazioni Generali SpA, 7.75% Sub. Nts., 12/12/42[3]	EUR	2,325,000	3,072,098

Aviva plc, 5.902% Jr. Sub. Perpetual Bonds[3,10]	GBP	1,850,000	2,523,111

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		1,737,000	1,884,584

CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20		6,170,000	6,347,387

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]		2,176,000	2,354,547

Liberty Mutual Group, Inc., 4.85% Sr. Unsec. Nts., 8/1/44[1]		1,077,000	1,128,901

Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26		1,561,000	1,709,250

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[3,10]		1,336,000	1,346,020

NFP Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		4,631,000	4,775,140

Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[3]		1,827,000	1,909,215

Sogecap SA, 4.125% Sub. Perpetual Bonds[3,10]	EUR	2,965,000	3,281,754

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		2,669,000	2,820,079

Travelers Cos., Inc. (The), 3.75% Sr. Unsec. Nts., 5/15/46		2,193,000	2,329,929

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[3,10]		1,085,000	816,311

			36,298,326

Real Estate Investment Trusts (REITs)—0.0%

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[8,12]	MXN	17,961,653	—

Real Estate Management & Development—0.3%

Alam Synergy Pte Ltd., 9% Sr. Unsec. Nts., 1/29/19[1]		745,000	788,806

O1 Properties Finance plc, 8.25% Sr. Unsec. Nts., 9/27/21[1]		575,000	567,453

Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.875% Sr. Unsec. Nts., 6/1/23[1]		3,650,000	3,727,563
5.25% Sr. Unsec. Nts., 12/1/21[1]		4,975,000	5,259,490

Theta Capital Pte Ltd.:
6.125% Sr. Unsec. Nts., 11/14/20		2,230,000	2,288,172
7.00% Sr. Unsec. Nts., 4/11/22		3,600,000	3,799,955

			16,431,439

Thrifts & Mortgage Finance—0.3%

Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]		3,755,000	3,679,900

Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]		6,435,000	6,418,912

Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20		3,560,000	3,773,600

			13,872,412

Health Care—3.9%

Biotechnology—0.2%

AbbVie, Inc.: 3.60% Sr. Unsec. Nts., 5/14/25		1,542,000	1,615,610

41        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Biotechnology (Continued)

AbbVie, Inc.: (Continued)
4.70% Sr. Unsec. Nts., 5/14/45		$376,000	$407,498

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45		699,000	827,496

Celgene Corp.:
2.125% Sr. Unsec. Nts., 8/15/18		2,765,000	2,795,711
3.875% Sr. Unsec. Nts., 8/15/25		1,454,000	1,559,901
5.00% Sr. Unsec. Nts., 8/15/45		250,000	283,293

Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46		1,156,000	1,293,733

Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19		2,780,000	2,784,556
3.20% Sr. Unsec. Nts., 9/23/26		1,112,000	1,116,742

			12,684,540

Health Care Equipment & Supplies—0.3%

Baxter International, Inc., 2.60% Sr. Unsec. Nts., 8/15/26		1,328,000	1,316,385

Becton Dickinson & Co., 3.875% Sr. Unsec. Nts., 5/15/24		975,000	1,058,995

Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25		2,184,000	2,329,555

DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]		1,720,000	1,603,900

Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]		2,080,000	2,230,384

Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[1]		4,315,000	4,595,475

Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[1]		1,505,000	1,568,962

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18		1,535,000	1,614,053

Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26		947,000	1,005,793

			17,323,502

Health Care Providers & Services—2.2%

Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23		2,810,000	2,866,200
6.50% Sr. Unsec. Nts., 3/1/24		730,000	766,500

Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22		2,840,000	2,914,550

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24		1,242,000	1,327,934

Care UK Health & Social Care plc, 5.528% Sr. Sec. Nts., 7/15/19[3]	GBP	975,000	1,150,009

Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22		5,705,000	5,918,937
5.625% Sr. Unsec. Nts., 2/15/21		735,000	782,775
6.125% Sr. Unsec. Nts., 2/15/24		735,000	799,312

CHS/Community Health Systems, Inc.:
6.875% Sr. Unsec. Nts., 2/1/22		10,615,000	9,181,975
7.125% Sr. Unsec. Nts., 7/15/20		1,340,000	1,252,230

DaVita, Inc., 5.125% Sr. Unsec. Nts., 7/15/24		5,915,000	6,044,391

Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]		1,740,000	1,740,000

Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26		1,957,000	2,151,825

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20		3,054,000	2,550,090

Fresenius Medical Care US Finance II, Inc.: 4.75% Sr. Unsec. Nts., 10/15/24[1]		2,335,000	2,463,425

42        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Health Care Providers & Services (Continued)

Fresenius Medical Care US Finance II, Inc.: (Continued)
5.875% Sr. Unsec. Nts., 1/31/22[1]		$3,949,000	$4,491,987

HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25		2,110,000	2,181,213
7.50% Sr. Unsec. Nts., 2/15/22		8,510,000	9,786,500
Series 1, 5.875% Sr. Unsec. Nts., 5/1/23		4,520,000	4,825,100

HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24		4,530,000	4,714,009

IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19		7,455,000	6,784,050

Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22		1,585,000	1,507,731

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25		3,425,000	3,606,032

LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21		5,015,000	5,240,675

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44		1,046,000	1,237,556

OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]		2,800,000	2,847,138

Quest Diagnostics, Inc., 3.45% Sr. Unsec. Nts., 6/1/26		1,173,000	1,225,489

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21		2,675,000	2,644,906

Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23		7,165,000	6,681,363
8.125% Sr. Unsec. Nts., 4/1/22		4,355,000	4,376,775

Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[1]		3,000,000	3,105,000

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		2,035,000	1,948,513

			109,114,190

Life Sciences Tools & Services—0.2%

DPx Holdings BV, 7.50% Sr. Unsec. Nts., 2/1/22[1]		1,400,000	1,485,750

Quintiles Transnational Corp., 4.875% Sr. Unsec. Nts., 5/15/23[1]		3,635,000	3,753,137

Thermo Fisher Scientific, Inc.:
1.30% Sr. Unsec. Nts., 2/1/17		912,000	913,932
2.15% Sr. Unsec. Nts., 12/14/18		744,000	752,683
3.00% Sr. Unsec. Nts., 4/15/23		1,773,000	1,818,954
4.15% Sr. Unsec. Nts., 2/1/24		700,000	762,133
5.30% Sr. Unsec. Nts., 2/1/44		881,000	1,056,201

			10,542,790

Pharmaceuticals—1.0%

Actavis Funding SCS:
2.35% Sr. Unsec. Nts., 3/12/18		2,318,000	2,342,564
3.80% Sr. Unsec. Nts., 3/15/25		1,910,000	2,026,132
4.75% Sr. Unsec. Nts., 3/15/45		622,000	684,517

Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	5,375,000	6,279,792

Concordia International Corp., 7% Sr. Unsec. Nts., 4/15/23[1]		1,745,000	1,125,525

Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]		4,610,000	4,102,900

Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]		3,430,000	3,138,450
6.50% Sr. Unsec. Nts., 2/1/25[1]		660,000	586,575

Mallinckrodt International Finance SA/Mallinckrodt CB LLC: 4.875% Sr. Unsec. Nts., 4/15/20[1]		1,170,000	1,199,250

43        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Pharmaceuticals (Continued)

Mallinckrodt International Finance SA/Mallinckrodt CB LLC: (Continued)
5.50% Sr. Unsec. Nts., 4/15/25[1]	$3,505,000	$3,347,275
5.75% Sr. Unsec. Nts., 8/1/22[1]	2,810,000	2,785,412

Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26	709,000	741,740

Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	1,100,000	1,174,250

Teva Pharmaceutical Finance Netherlands III BV:
1.70% Sr. Unsec. Nts., 7/19/19	2,565,000	2,560,745
2.80% Sr. Unsec. Nts., 7/21/23	1,152,000	1,157,116
4.10% Sr. Unsec. Nts., 10/1/46	691,000	692,511

Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]	2,105,000	1,957,650
5.50% Sr. Unsec. Nts., 3/1/23[1]	7,025,000	6,041,500
5.875% Sr. Unsec. Nts., 5/15/23[1]	1,645,000	1,430,212
6.75% Sr. Unsec. Nts., 8/15/21[1]	1,420,000	1,341,900
7.25% Sr. Unsec. Nts., 7/15/22[1]	3,355,000	3,128,537
7.50% Sr. Unsec. Nts., 7/15/21[1]	2,310,000	2,243,588

		50,088,141

Industrials—4.9%

Aerospace & Defense—0.6%

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	1,994,000	2,125,642

CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]	5,085,000	4,983,300

DigitalGlobe, Inc., 5.25% Sr. Unsec. Nts., 2/1/21[1]	2,775,000	2,768,062

LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	4,705,000	4,752,050

Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	1,265,000	1,370,425

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	1,480,000	1,759,979

Textron, Inc., 4.30% Sr. Unsec. Nts., 3/1/24	894,000	962,729

TransDigm, Inc., 6.375% Sr. Sub. Nts., 6/15/26[1]	3,645,000	3,799,913

Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	5,980,000	5,666,050

United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[3]	506,000	508,939

		28,697,089

Air Freight & Couriers—0.2%

CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	4,360,000	3,553,400

SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	9,365,000	7,679,300

XPO Logistics, Inc., 6.125% Sr. Unsec. Nts., 9/1/23[1]	1,110,000	1,143,300

		12,376,000

Airlines—0.3%

Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	10,715,000	11,076,631

American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[1]	2,450,000	2,483,688
5.50% Sr. Unsec. Nts., 10/1/19[1]	2,745,000	2,861,662

		16,421,981

Building Products—0.2%

Masco Corp., 4.45% Sr. Unsec. Nts., 4/1/25	3,115,000	3,325,263

Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	1,914,000	1,928,020

44        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Building Products (Continued)

Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	$4,205,000	$4,352,175

USG Corp., 5.50% Sr. Unsec. Nts., 3/1/25[1]	1,500,000	1,614,375

		11,219,833

Commercial Services & Supplies—0.7%

ACCO Brands Corp., 6.75% Sr. Unsec. Nts., 4/30/20	1,460,000	1,547,600

ADT Corp. (The), 5.25% Sr. Sec. Nts., 3/15/20	3,410,000	3,699,850

Advanced Disposal Services, Inc., 8.25% Sr. Unsec. Nts., 10/1/20	3,460,000	3,637,325

ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[1,11]	2,210,000	2,204,475

Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[1]	1,195,000	1,066,538

Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/2[1]	3,660,000	3,760,650

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	4,165,000	3,935,925

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	2,151,000	2,237,324

R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	3,540,000	3,885,150

Republic Services, Inc.:
2.90% Sr. Unsec. Nts., 7/1/26	1,380,000	1,402,931
3.80% Sr. Unsec. Nts., 5/15/18	2,331,000	2,422,396

Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	643,000	709,491

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	4,065,000	3,998,944

		34,508,599

Construction & Engineering—0.1%

Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[1]	1,105,000	1,215,500

Sinopec Group Overseas Development 2016 Ltd., 2% Sr. Unsec. Nts., 9/29/21[1]	3,465,000	3,420,915

		4,636,415

Electrical Equipment—0.3%

EnerSys, 5% Sr. Unsec. Nts., 4/30/23[1]	6,305,000	6,328,644

Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]	2,727,000	2,846,306
5.625% Sr. Unsec. Nts., 11/1/24[1]	3,550,000	3,763,000

		12,937,950

Industrial Conglomerates—0.1%

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	3,930,000	3,792,450

Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	918,000	973,322

		4,765,772

Machinery—0.8%

Allison Transmission, Inc., 5% Sr. Unsec. Nts., 10/1/24[1]	1,455,000	1,491,957

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]	5,285,000	5,337,850

EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	3,015,000	3,120,525

Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19[1]	2,880,000	2,889,608

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	2,299,000	2,544,965

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	4,740,000	4,526,700

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	6,985,000	6,950,075

Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	2,770,000	2,831,405

45        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Machinery (Continued)

Terex Corp.:
6.00% Sr. Unsec. Nts., 5/15/21	$4,370,000	$4,484,713
6.50% Sr. Unsec. Nts., 4/1/20	1,860,000	1,915,800

Xerium Technologies, Inc., 9.50% Sr. Sec. Nts., 8/15/21[1]	2,980,000	3,024,700

		39,118,298

Professional Services—0.4%

Equifax, Inc., 6.30% Sr. Unsec. Nts., 7/1/17	2,368,000	2,446,587

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	8,420,000	8,872,575

Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[1]	7,445,000	7,714,881

		19,034,043

Road & Rail—0.3%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]	6,300,000	6,071,625

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	341,000	391,551

ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[1]	2,352,000	2,465,228

GFL Environmental, Inc., 9.875% Sr. Unsec. Nts., 2/1/21[1]	1,465,000	1,611,500

Hertz Corp.(The), 5.50% Sr. Unsec. Nts., 10/15/24[1]	1,820,000	1,815,450

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	597,000	693,041

Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.75% Sr. Unsec. Nts., 5/11/17[1]	1,073,000	1,087,789
4.25% Sr. Unsec. Nts., 1/17/23[1]	829,000	876,020

		15,012,204

Trading Companies & Distributors—0.8%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	2,859,000	2,934,049

Air Lease Corp., 3% Sr. Unsec. Nts., 9/15/23	1,170,000	1,159,622

Aircastle Ltd., 5% Sr. Unsec. Nts., 4/1/23	730,000	764,675

American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	1,030,000	1,073,775

Eldorado International Finance GmbH, 8.625% Sr. Unsec. Nts., 6/16/21[1]	770,000	635,250

Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	3,905,000	3,983,100
6.75% Sr. Unsec. Nts., 12/15/20	2,590,000	2,677,412

HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[1]	9,360,000	9,933,300
5.75% Sr. Unsec. Nts., 4/15/24[1]	1,465,000	1,541,912

Herc Rentals, Inc.:
7.50% Sec. Nts., 6/1/22[1]	2,185,000	2,266,938
7.75% Sec. Nts., 6/1/24[1]	1,460,000	1,503,800

Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[1]	3,890,000	4,181,750

United Rentals North America, Inc.:
4.625% Sr. Sec. Nts., 7/15/23	6,310,000	6,491,413
5.875% Sr. Unsec. Nts., 9/15/26	3,650,000	3,777,750

		42,924,746

46        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Transportation Infrastructure—0.1%

Aeropuerto Internacional de Tocumen SA, 5.625% Sr. Sec. Nts., 5/18/36[9]		$3,125,000	$3,312,500

DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]		2,400,000	2,787,480

Mexico City Airport Trust, 4.25% Sr. Sec. Nts., 10/31/26[1]		1,440,000	1,447,446

			7,547,426

Information Technology—2.2%

Communications Equipment—0.4%

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]		4,955,000	3,679,087

CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[1]		2,740,000	2,935,225

Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22		5,125,000	5,214,688

Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]		2,055,000	2,121,788

Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]		1,605,000	1,723,369

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20		1,537,000	1,593,677

Virgin Media Finance plc, 4.50% Sr. Unsec. Nts., 1/15/25	EUR	500,000	558,864

			17,826,698

Electronic Equipment, Instruments, & Components—0.3%

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]		5,245,000	5,494,137

CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23		2,105,000	2,178,675

Flex Ltd., 4.75% Sr. Unsec. Nts., 6/15/25		2,215,000	2,363,660

Infor US, Inc., 5.75% Sr. Unsec. Nts., 5/15/22	EUR	800,000	879,267

Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22		4,065,000	4,430,850

			15,346,589

Internet Software & Services—0.1%

EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20		4,375,000	4,621,094

IT Services—0.3%

Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26		1,383,000	1,422,292

Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18		1,895,000	1,945,640

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]		5,700,000	5,472,000

Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]		4,810,000	4,918,225

Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18		1,548,000	1,560,567

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17		667,000	671,017
6.75% Sr. Unsec. Nts., 2/1/17		332,000	337,255

			16,326,996

Semiconductors & Semiconductor Equipment—0.3%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45		480,000	577,287

Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[1]		1,675,000	1,649,875
5.875% Sr. Unsec. Nts., 2/15/22		2,290,000	2,358,700
7.50% Sr. Sec. Nts., 9/15/23[1]		730,000	812,665

NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]		7,430,000	8,145,138

			13,543,665

Software—0.3%

Activision Blizzard, Inc., 2.30% Sr. Unsec. Nts., 9/15/21[1]		2,632,000	2,641,717

47        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Software (Continued)

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17		$1,948,000	$1,960,284
4.375% Sr. Unsec. Nts., 6/15/25		560,000	594,645

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]		3,621,000	3,304,163

Infor Software Parent LLC/Infor Software Parent, Inc., 7.125% Sr. Unsec. Nts., 5/1/21[1,11]		1,530,000	1,491,750

Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]		1,775,000	1,659,625

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]		1,211,000	1,241,275

Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23		1,663,000	1,678,466

Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]		2,195,000	2,118,175

			16,690,100

Technology Hardware, Storage & Peripherals—0.5%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45		1,362,000	1,510,570

Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]		2,847,000	2,929,509
5.875% Sr. Unsec. Nts., 6/15/21[1]		2,085,000	2,216,205
6.02% Sr. Sec. Nts., 6/15/26[1]		5,577,000	6,128,688
7.125% Sr. Unsec. Nts., 6/15/24[1]		2,190,000	2,410,053

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[1]		2,070,000	2,087,055
6.35% Sr. Unsec. Nts., 10/15/45[1]		1,170,000	1,213,904

NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23		1,535,000	1,630,937

Western Digital Corp.:
7.375% Sr. Sec. Nts., 4/1/23[1]		3,805,000	4,185,500
10.50% Sr. Unsec. Nts., 4/1/24[1]		2,540,000	2,955,925

			27,268,346

Materials—4.3%

Chemicals—1.3%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25		774,000	799,303
4.125% Sr. Unsec. Nts., 3/15/35		388,000	383,402

Arkema SA, 4.75% Jr. Sub. Perpetual Bonds[3,10]	EUR	7,800,000	9,329,802

Blue Cube Spinco, Inc., 9.75% Sr. Unsec. Nts., 10/15/23[1]		1,885,000	2,224,300

Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23		2,380,000	2,338,350

Chemtura Corp., 5.75% Sr. Unsec. Nts., 7/15/21		2,195,000	2,307,494

Eastman Chemical Co.:
2.40% Sr. Unsec. Nts., 6/1/17		344,000	346,507
4.65% Sr. Unsec. Nts., 10/15/44		563,000	578,571

Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19		2,387,000	2,415,940

Hexion, Inc., 6.625% Sr. Sec. Nts., 4/15/20		5,140,000	4,536,050

Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22		2,990,000	3,124,550

Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[1]		1,065,000	1,147,537

LyondellBasell Industries NV, 5% Sr. Unsec. Nts., 4/15/19		2,620,000	2,813,359

NOVA Chemicals Corp.:
5.00% Sr. Unsec. Nts., 5/1/25[1]		750,000	761,250
5.25% Sr. Unsec. Nts., 8/1/23[1]		1,465,000	1,503,456

48        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Chemicals (Continued)

ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	3,085,000	$3,729,141
4.625% Sr. Unsec. Nts., 7/15/24		5,615,000	6,082,836

PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23		2,696,000	2,804,163

PQ Corp., 6.75% Sr. Sec. Nts., 11/15/22[1]		5,815,000	6,178,437

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22		2,047,000	2,099,549

Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]		4,130,000	3,448,550

Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20		3,775,000	3,501,312

Valspar Corp. (The), 3.95% Sr. Unsec. Nts., 1/15/26		1,287,000	1,361,900

Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]		725,000	746,750

Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]		1,720,000	1,779,942

			66,342,451

Construction Materials—0.3%

Cemex SAB de CV, 5.70% Sr. Sec. Nts., 1/11/25[1]		2,145,000	2,176,532

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]		2,012,000	2,265,176

Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1,3]		2,660,000	2,733,150

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]		2,650,000	2,822,250

LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]		669,000	683,691

St Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[1]		1,295,000	1,278,003

US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24		2,190,000	2,277,600

			14,236,402

Containers & Packaging—1.1%

Ball Corp.:
5.00% Sr. Unsec. Nts., 3/15/22		3,675,000	3,991,969
5.25% Sr. Unsec. Nts., 7/1/25		118,000	127,587

Berry Plastics Corp., 5.125% Sec. Nts., 7/15/23		6,160,000	6,294,750

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		5,265,000	5,409,787

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		5,610,000	5,869,462

Graphic Packaging International, Inc., 4.125% Sr. Unsec. Nts., 8/15/24		2,165,000	2,183,944

International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27		1,306,000	1,308,063
4.80% Sr. Unsec. Nts., 6/15/44		1,136,000	1,206,590

Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		2,285,000	2,285,000

Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]		3,715,000	3,951,831

Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23		1,991,000	2,189,823

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]		2,185,000	2,258,744
5.75% Sr. Sec. Nts., 10/15/20		11,805,000	12,188,663
7.00% Sr. Unsec. Nts., 7/15/24[1]		730,000	784,294
9.875% Sr. Unsec. Nts., 8/15/19		154,000	158,813

49        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Containers & Packaging (Continued)

Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]		$3,550,000	$3,740,813
5.125% Sr. Unsec. Nts., 12/1/24[1]		2,055,000	2,180,869

			56,131,002

Metals & Mining—1.4%

ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24		490,000	499,428

Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[1]		710,000	739,287
7.00% Sr. Unsec. Nts., 9/30/26[1]		690,000	715,012

Alcoa, Inc.:
5.125% Sr. Unsec. Nts., 10/1/24		3,935,000	4,205,531
5.72% Sr. Unsec. Nts., 2/23/19		1,535,000	1,650,125

Aleris International, Inc., 7.875% Sr. Unsec. Nts., 11/1/20		2,200,000	2,238,500

ArcelorMittal, 2.875% Sr. Unsec. Nts., 7/6/20	EUR	5,985,000	6,899,614

BHP Billiton Finance USA Ltd., 1.625% Sr. Unsec. Nts., 2/24/17		2,855,000	2,860,602

Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]		3,730,000	3,468,900

Evraz Group SA, 6.75% Sr. Unsec. Nts., 1/31/22[13]		1,115,000	1,163,781

First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[1]		6,185,000	5,535,575

Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.125% Sr. Unsec. Nts., 6/15/19		1,450,000	1,486,250

Freeport-McMoRan, Inc.:
2.15% Sr. Unsec. Nts., 3/1/17		1,300,000	1,301,625
2.30% Sr. Unsec. Nts., 11/14/17		8,870,000	8,870,000

Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[1]		2,803,000	2,806,557

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44		762,000	826,509

JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19		875,000	860,676

Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[1]		985,000	1,037,697

Novelis Corp.:
5.875% Sr. Unsec. Nts., 9/30/26[1]		3,640,000	3,735,550
6.25% Sr. Unsec. Nts., 8/15/24[1]		1,450,000	1,544,250

Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25		1,153,000	1,243,415

Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45		3,875,000	3,884,742

Steel Dynamics, Inc., 5.125% Sr. Unsec. Nts., 10/1/21		3,780,000	3,945,375

Teck Resources Ltd.:
8.00% Sr. Unsec. Nts., 6/1/21[1]		730,000	800,263
8.50% Sr. Unsec. Nts., 6/1/24[1]		730,000	837,675

United States Steel Corp., 8.375% Sr. Sec. Nts., 7/1/21[1]		1,460,000	1,600,525

Vale Overseas Ltd., 6.25% Sr. Unsec. Nts., 8/10/26		5,190,000	5,434,968

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]		1,860,000	1,906,500

			72,098,932

Paper & Forest Products—0.2%

Georgia-Pacific LLC, 2.539% Sr. Unsec. Nts., 11/15/19[1]		611,000	624,813

Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24[1]		2,804,000	2,811,010

Metsa Board OYJ, 4% Sr. Unsec. Nts., 3/13/19	EUR	900,000	1,085,334

50        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Paper & Forest Products (Continued)

Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[1]		$2,980,000	$3,010,098

			7,531,255

Telecommunication Services—2.5%

Diversified Telecommunication Services—2.0%

AT&T, Inc.:
2.80% Sr. Unsec. Nts., 2/17/21		2,901,000	2,988,178
4.35% Sr. Unsec. Nts., 6/15/45		2,210,000	2,186,766

British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30		2,132,000	3,461,829

CenturyLink, Inc.:
Series S, 6.45% Sr. Unsec. Nts., 6/15/21		5,810,000	6,253,012
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24		6,315,000	6,757,050

Deutsche Telekom International Finance BV, 2.25% Sr. Unsec. Nts., 3/6/17[1]		2,810,000	2,820,903

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]		6,385,000	6,536,644

Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23		6,580,000	6,168,750
10.50% Sr. Unsec. Nts., 9/15/22		4,855,000	5,164,506

Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20		2,195,000	1,712,100

Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26[1]		3,490,000	3,612,150
5.625% Sr. Unsec. Nts., 2/1/23		5,830,000	6,077,775

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		9,586,000	10,544,600

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18		1,787,000	1,829,813
7.045% Sr. Unsec. Unsub. Nts., 6/20/36		680,000	896,292

T-Mobile USA, Inc.:
6.00% Sr. Unsec. Nts., 4/15/24		2,925,000	3,137,062
6.25% Sr. Unsec. Nts., 4/1/21		8,025,000	8,451,328

Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21		1,942,000	1,923,137
4.125% Sr. Unsec. Nts., 8/15/46		2,313,000	2,329,550
4.50% Sr. Unsec. Nts., 9/15/20		3,283,000	3,606,156
4.522% Sr. Unsec. Nts., 9/15/48		2,068,000	2,201,872

Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23		3,485,000	3,180,063
7.75% Sr. Unsec. Nts., 10/1/21		3,740,000	3,740,000

Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23		3,920,000	4,125,800

			99,705,336

Wireless Telecommunication Services—0.5%

Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[1]		4,265,000	3,817,175

Rogers Communications, Inc., 3.625% Sr. Unsec. Nts., 12/15/25		2,110,000	2,294,600

Sprint Communications, Inc., 7% Sr. Unsec. Nts., 3/1/20[1]		3,875,000	4,194,687

Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23		5,605,000	5,689,075

Telefonica Europe BV, 6.75% Jr. Sub. Perpetual Bonds[3,10]	GBP	4,320,000	6,006,677

51        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Wireless Telecommunication Services (Continued)

Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[1]	EUR	3,025,000	$3,449,106

			25,451,320

Utilities—2.4%

Electric Utilities—1.0%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]		885,000	958,458

Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[1]		1,416,000	1,477,804

Edison International, 2.95% Sr. Unsec. Nts., 3/15/23		1,602,000	1,657,234

Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,3,10]		6,925,000	6,795,849
5.625% Jr. Sub. Perpetual Bonds[1,3,10]		3,490,000	3,438,522
6.00% Jr. Sub. Perpetual Bonds[3,10]	GBP	3,065,000	3,938,971

Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19[1]		1,244,000	1,258,340

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]		2,157,000	2,252,602

Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19		768,000	861,951

Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46		720,000	778,685

Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46		602,000	682,167

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43		1,043,000	1,243,870

National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	421,000,000	8,754,135

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17		2,348,000	2,352,626

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22		1,215,000	1,291,245

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]		3,755,000	4,187,430

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18		1,570,000	1,724,830

Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17		1,798,000	1,809,912

TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17		1,940,000	2,046,275

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]		1,638,000	1,750,516

Xcel Energy, Inc., 3.30% Sr. Unsec. Nts., 6/1/25		1,281,000	1,354,609

			50,616,031

Gas Utilities—0.1%

AmeriGas Partners LP/AmeriGas Finance Corp., 5.625% Sr. Unsec. Nts., 5/20/24		2,915,000	3,097,188

Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		1,966,000	1,808,720

			4,905,908

Independent Power and Renewable Electricity Producers—0.8%

AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It, 7.95% Sr. Unsec. Nts., 5/11/26[1]		2,275,000	2,431,406

AES Corp.:
6.00% Sr. Unsec. Nts., 5/15/26		665,000	702,406
7.375% Sr. Unsec. Nts., 7/1/21		3,745,000	4,306,750

Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]		2,135,000	2,167,025

52        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Independent Power and Renewable Electricity Producers (Continued)

Calpine Corp.: (Continued)
5.375% Sr. Unsec. Nts., 1/15/23		$1,495,000	$1,496,869
7.875% Sr. Sec. Nts., 1/15/23[1]		2,282,000	2,413,215

Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23		1,485,000	1,355,062
7.375% Sr. Unsec. Nts., 11/1/22		4,420,000	4,386,850

Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75% Sec. Nts., 3/1/22[1,8]		4,185,323	5,153,179

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		2,785,000	2,214,075

Listrindo Capital BV, 4.95% Sr. Unsec. Nts., 9/14/26[1]		5,825,000	5,851,428

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		2,128,833	1,631,219

NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 3/15/23		5,210,000	5,288,150
7.25% Sr. Unsec. Nts., 5/15/26[1]		730,000	746,425

			40,144,059

Multi-Utilities—0.5%

CenterPoint Energy, Inc., 6.50% Sr. Unsec. Nts., 5/1/18		1,720,000	1,837,588

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24		2,220,000	2,427,386
5.05% Sr. Unsec. Unsub. Nts., 3/15/22		248,000	283,263

InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		3,100,000	2,635,000

NGG Finance plc, 4.25% Sub. Nts., 6/18/76[3]	EUR	12,325,000	14,934,622

NiSource Finance Corp.:
4.80% Sr. Unsec. Nts., 2/15/44		1,191,000	1,353,455
6.80% Sr. Unsec. Nts., 1/15/19		2,462,000	2,742,811

			26,214,125

Total Corporate Bonds and Notes (Cost $2,373,846,628)			2,375,980,828
		Shares

Common Stocks—0.1%

Arco Capital Corp. Ltd.[1,14,15]		2,494,716	—

JP Morgan International, GDR[14]		1,681,847	—

Kaiser Aluminum Corp.		1,399	121,000

Premier Holdings Ltd.[14]		1,088,661	—

Quicksilver Resources, Inc.[14]		12,760,000	458,087

Sabine Oil[14]		2,465	119,552

Valeant Pharmaceuticals International, Inc.[14]		153,095	3,758,482

Wallace Theater Holdings, Inc.[1,14]		6,170	62

Total Common Stocks (Cost $17,342,482)			4,457,183
		Units

Rights, Warrants and Certificates—0.0%

MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17[14]		88,579	—

Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[14]		7,816	58,620

Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[14]		1,392	9,048

Total Rights, Warrants and Certificates (Cost $25,963,995)			67,668

53        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Structured Securities—0.5%

Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[8]	RUB	196,587,000	$—

Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[8]	RUB	335,100,000	—

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003%, 4/30/25[1,16]		3,235,854	1,841,588
3.054%, 4/30/25[1,16]		4,122,976	2,346,466
3.098%, 4/30/25[1,16]		3,559,529	2,025,798
3.131%, 4/30/25[1,16]		3,181,770	1,810,807
3.179%, 4/30/25[1,16]		3,961,562	2,254,602
3.231%, 4/30/25[1,16]		4,521,522	2,573,287
3.265%, 4/30/25[1,16]		3,612,167	2,055,755
3.346%, 4/30/25[1,16]		3,395,282	1,932,322
71.468%, 12/31/17[9,12]	BRL	14,420,000	7,271,743

LB Peru Trust II Certificates, Series 1998-A, 99.999%, 2/28/16[8,16]		115,443	—

Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	112,155,284	788,067

Total Structured Securities (Cost $51,871,729)			24,900,435

	Counterparty		Exercise Price	Expiration Date		Contracts

Over-the-Counter Options Purchased—0.1%

EUR
Currency
Call[14,19]	CITNA-B	USD	1.097	12/16/16	EUR	7,500,000	431,250

EUR
Currency
Put[14]	DEU	USD	1.100	11/29/16	EUR	46,835,000	281,666

GBP
Currency
Call[14]	BNP	USD	1.341	12/15/16	GBP	37,000,000	264,365

JPY Currency
Put[14]	BAC	JPY	104.000	10/28/16	JPY	5,410,000,000	113,610

JPY Currency
Call[14,20]	DEU	JPY	105.000	10/11/16	JPY	4,460,000	89,748

KRW
Currency
Put[14]	HSBC	KRW	1120.000	11/23/16	KRW	41,600,000,000	457,600

MXN
Currency
Call[14]	GSG	MXN	19.050	11/28/16	MXN	1,415,000,000	1,405,095

S&P 500
Index Call[14]	BOA	USD	2200.000	12/16/16	USD	590	1,773,723

54        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Counterparty		Exercise Price	Expiration Date		Contracts	Value

Over-the-Counter Options Purchased (Continued)

United States Treasury Bonds, 1.50%, 8/26 Put[14]	BOA	USD	98.184	3/23/17	USD	30,540,000	$427,086

Total Over-the-Counter Options Purchased (Cost $7,656,339)							5,244,143

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)

Over-the-Counter Credit Default Swaptions Purchased—0.0%

Credit Default Swap maturing 12/21/16 Call [14]	JPM	Sell	CDX. NA.HY.26	5.00%	12/21/16	USD	15,488	127,548

Credit Default Swap maturing 12/21/16 Call [14]	JPM	Sell	CDX. NA.HY.26	5.00	12/21/16	USD	17,996	148,202

Credit Default Swap maturing 12/21/16 Call [14]	JPM	Sell	CDX. NA.HY.26	5.00	12/21/16	USD	17,996	148,203

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $820,081)								423,953

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)

Over-the-Counter Interest Rate Swaption Purchased—0.0%

Interest Rate Swap maturing 5/30/33 Put[14] (Cost $407,440)	BAC	Pay	Six-Month GBP BBA LIBOR	3.990%	5/30/23	GBP	4,350	63,920

	Shares

Investment Companies—21.6%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.28%[17,18]	391,270,487	391,270,487

Oppenheimer Master Event-Linked Bond Fund, LLC[17]	6,701,817	106,774,126

Oppenheimer Master Loan Fund, LLC[17]	30,338,936	473,541,891

55        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Investment Companies (Continued)

Oppenheimer Ultra-Short Duration Fund, Cl. Y17	24,645,140	$123,472,150

Total Investment Companies (Cost $1,092,843,446)		1,095,058,654

Total Investments, at Value (Cost $5,327,220,675)	104.6%	5,297,819,579

Net Other Assets (Liabilities)	(4.6)	(232,724,381)

Net Assets	100.0%	$5,065,095,198

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,522,926,602 or 30.07% of the Fund’s net assets at period end.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $12,615,168 or 0.25% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $12,672,179. See Note 6 of the accompanying Consolidated Notes.

7. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $5,612,915. See Note 6 of the accompanying Consolidated Notes.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

9. Restricted security. The aggregate value of restricted securities at period end was $14,215,983, which represents 0.28% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Aeropuerto Internacional de Tocumen SA, 5.625% Sr. Sec. Nts., 5/18/36	5/13/16 – 9/8/16	$3,170,077	$3,312,500	$142,423
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 71.468% Sr. Sec. Nts., 12/31/17	9/19/07	7,172,240	7,271,743	99,503
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	1,842,302	101,740	(1,740,562)
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13 – 4/17/14	3,591,269	3,530,000	(61,269)

		$15,775,888	$14,215,983	$(1,559,905)

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

56        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments (Continued)

11. Interest or dividend is paid-in-kind, when applicable.

12. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

13. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

14. Non-income producing security.

15. Security received as the result of issuer reorganization.

16. Zero coupon bond reflects effective yield on the original acquisition date.

17. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2015	Gross Additions	Gross Reductions	Shares September 30, 2016

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	341,110,725	2,148,943,979	2,098,784,217	391,270,487
Oppenheimer Master Event-Linked Bond Fund, LLC	8,999,990	1,308	2,299,481	6,701,817
Oppenheimer Master Loan Fund, LLC	21,762,525	12,088,686	3,512,275	30,338,936
Oppenheimer Ultra-Short Duration Fund, Cl. Y	12,496,896	12,148,244	—	24,645,140
		Value	Income	Realized Loss

Oppenheimer Institutional Government Money Market Fund, Cl. Ea		$391,270,487	$1,309,394	$—
Oppenheimer Master Event-Linked Bond Fund, LLC		106,774,126	7,205,761[b]	1,870,323[b]
Oppenheimer Master Loan Fund, LLC		473,541,891	20,587,342[c]	10,358,443[c]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		123,472,150	863,152	—

Total		$1,095,058,654	$29,965,649	$12,228,766

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

b. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

18. Rate shown is the 7-day yield at period end.

19. Dual Digital option is eligible for exercise if the spot exchange rate remains less than 1.0973 USD per 1 EUR and if the spot exchange rate at expiration is equal to or greater than 1.3324 USD per 1 GBP.

20. Dual Digital option is eligible for exercise if the spot exchange rate remains less than 1.3 USD per 1 GBP and if the spot exchange rate at expiration is equal to or greater than 105 JPY per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

United States	$4,121,411,543	77.8%
Indonesia	122,999,632	2.3
United Kingdom	80,693,516	1.5
Canada	69,654,959	1.3
Brazil	68,061,655	1.3
France	63,502,530	1.2
Netherlands	58,491,908	1.1
Mexico	53,351,180	1.0
Supranational	51,533,265	1.0

57        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Geographic Holdings (Unaudited) (Continued)	Value	Percent

Russia	$37,362,851	0.7%
Argentina	35,073,401	0.7
Peru	33,285,633	0.6
Luxembourg	30,813,007	0.6
India	28,502,237	0.5
Germany	25,747,216	0.5
Colombia	24,319,427	0.5
Ireland	22,825,873	0.4
Italy	22,585,124	0.4
Ukraine	21,681,876	0.4
South Africa	20,645,877	0.4
Hungary	20,358,186	0.4
Kazakhstan	20,080,031	0.4
Turkey	18,047,942	0.3
Ivory Coast	17,432,692	0.3
China	16,778,985	0.3
Spain	16,528,056	0.3
Sri Lanka	16,236,895	0.3
Dominican Republic	11,944,006	0.2
Jamaica	11,648,087	0.2
Belgium	11,070,072	0.2
Australia	10,631,579	0.2
Israel	10,331,774	0.2
Serbia	9,546,893	0.2
Philippines	8,754,135	0.2
Uruguay	8,465,600	0.2
Romania	8,343,853	0.2
Switzerland	8,037,208	0.2
Croatia	7,457,425	0.1
Vietnam	6,814,971	0.1
Jersey, Channel Islands	6,747,788	0.1
Honduras	3,860,875	0.1
Japan	3,718,459	0.1
Namibia	3,544,044	0.1
Ghana	3,456,972	0.1
Sweden	3,314,157	0.1
Panama	3,312,500	0.1
United Arab Emirates	3,294,538	0.1
Greece	3,095,950	0.1
New Zealand	3,043,037	0.1
Morocco	2,847,138	0.1
Gabon	2,595,821	0.1
Costa Rica	2,551,750	0.1
Singapore	2,363,660	0.0
South Korea	2,363,505	0.0
Thailand	2,212,384	0.0
Paraguay	1,890,837	0.0
Norway	1,779,942	0.0
Ecuador	1,761,768	0.0
Senegal	1,632,871	0.0

58        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Geographic Holdings (Unaudited) (Continued)	Value	Percent

Denmark	$1,617,891	0.0%
Zambia	1,418,400	0.0
Iraq	1,282,878	0.0
Portugal	1,126,860	0.0
Finland	1,085,335	0.0
Cyprus	567,453	0.0
Eurozone	281,666	0.0

Total	$5,297,819,579	100.0%

Forward Currency Exchange Contracts as of September 30, 2016

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	11/2016	EUR	2,640	USD	2,938	$33,641	$—
BAC	10/2016	KRW	27,695,000	USD	24,741	402,869	—
BAC	11/2016	RUB	1,610,100	USD	24,947	406,574	—
BAC	11/2016	TWD	260,000	USD	8,229	106,187	—
BAC	11/2016	USD	13,536	COP	40,175,000	—	279,678
BAC	10/2016 - 11/2016	USD	59,724	KRW	66,718,339	—	843,507
BAC	11/2016	USD	27,029	RUB	1,787,700	—	1,185,087
BNP	11/2016	IDR	98,569,000	USD	7,431	100,780	—
BOA	10/2016	BRL	71,880	USD	21,950	163,786	11,706
BOA	11/2016	EUR	22,840	USD	25,551	209,953	50,500
BOA	10/2016 - 11/2016	KRW	77,824,000	USD	70,774	44,248	173,646
BOA	11/2016	MXN	1,242,000	USD	66,195	—	2,477,930
BOA	12/2016	MYR	61,785	USD	15,256	—	311,189
BOA	11/2016	RUB	3,729,300	USD	56,061	2,797,259	—
BOA	10/2016	USD	22,065	BRL	71,880	28,806	66,559
BOA	12/2016	USD	7,460	CLP	5,021,000	—	124,522
BOA	11/2016	USD	21,236	GBP	14,675	2,197,908	—
BOA	12/2016	USD	15,753	HUF	4,337,000	—	70,875
BOA	10/2016	USD	20,296	KRW	22,284,000	64,756	—
BOA	11/2016	USD	25,678	MXN	483,100	894,151	—
BOA	11/2016	USD	28,550	TWD	891,000	—	14,096
BOA	11/2016	USD	7,809	ZAR	112,140	—	291,025
CITNA-B	10/2016 - 11/2016	BRL	84,073	USD	25,792	—	139,796
CITNA-B	11/2016	COP	49,691,000	USD	16,802	286,584	—
CITNA-B	11/2016	EUR	26,925	USD	30,491	11,579	194,029
CITNA-B	11/2016	GBP	23,715	USD	31,362	—	597,762
CITNA-B	11/2016	MXN	1,015,800	USD	53,435	—	1,322,174
CITNA-B	11/2016	PLN	49,160	USD	12,693	150,059	—
CITNA-B	10/2016 - 11/2016	USD	13,913	BRL	45,257	38,755	—
CITNA-B	03/2017	USD	40,239	MXN	787,200	400,545	—
CITNA-B	11/2016	USD	8,868	ZAR	121,150	117,567	—
CITNA-B	11/2016	ZAR	102,030	USD	6,990	379,722	—
DEU	11/2016	EUR	26,600	USD	29,723	240,920	20,329
DEU	11/2016	NZD	34,505	USD	25,312	—	233,844
DEU	11/2016	USD	1,398	EUR	1,220	25,045	—
DEU	11/2016	USD	24,872	MXN	488,900	—	209,328
GSCO-OT	11/2016	COP	76,632,000	USD	25,793	559,544	—

59        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

GSCO-OT	11/2016	JPY	1,585,000	USD	15,822	$—	$161,800
GSCO-OT	11/2016	ZAR	160,500	USD	11,148	444,804	—
HSBC	11/2016	COP	718,000	USD	245	2,286	—
HSBC	11/2016 - 03/2017	EUR	57,910	USD	65,092	434,250	250,323
HSBC	11/2016	GBP	28,335	USD	40,038	—	3,279,745
HSBC	11/2016	USD	25,767	EUR	22,855	38,717	—
HSBC	11/2016	USD	25,610	NZD	34,505	531,795	—
JPM	10/2016 - 11/2016	BRL	126,257	USD	37,597	767,025	9,951
JPM	12/2016	CLP	10,190,000	USD	14,919	473,713	—
JPM	11/2016	COP	76,179,000	USD	25,385	812,560	—
JPM	11/2016	EUR	23,800	USD	26,709	123,547	41,690
JPM	11/2016	GBP	4,765	USD	6,279	—	97,042
JPM	11/2016	INR	965,000	USD	14,342	54,561	—
JPM	11/2016	KRW	18,574,000	USD	16,779	74,981	—
JPM	11/2016	MXN	1,075,500	USD	57,605	—	2,429,857
JPM	11/2016	PLN	49,240	USD	12,710	153,741	—
JPM	11/2016	RUB	818,200	USD	12,553	330,892	—
JPM	11/2016	SGD	440	USD	326	—	3,017
JPM	11/2016	TRY	23,870	USD	7,932	—	52,762
JPM	11/2016	TWD	631,000	USD	20,276	—	47,128
JPM	10/2016 - 11/2016	USD	13,849	BRL	45,193	93,063	—
JPM	11/2016 - 01/2017	USD	61,197	EUR	53,680	709,459	4,692
JPM	11/2016 - 01/2017	USD	139,004	GBP	96,465	13,837,165	—
JPM	11/2016	USD	44,144	IDR	588,126,000	—	794,333
JPM	10/2016 - 11/2016	USD	32,334	KRW	36,119,661	—	442,715
JPM	10/2016 - 11/2016	USD	42,620	MXN	806,800	1,296,261	105,071
JPM	11/2016 - 01/2017	USD	27,255	RUB	1,785,700	—	888,067
JPM	11/2016	ZAR	102,110	USD	7,426	—	50,443
MSCO	11/2016	EUR	42,735	USD	48,038	327,661	258,776
MSCO	11/2016	GBP	17,840	USD	24,766	—	1,622,802
MSCO	11/2016	USD	76,763	EUR	67,440	845,827	—
MSCO	11/2016	USD	100	MXN	1,900	2,952	—
NOM	10/2016	BRL	24,390	USD	7,452	47,320	—
NOM	11/2016	COP	28,760,000	USD	9,743	147,692	—
NOM	10/2016	USD	7,566	BRL	24,390	66,656	—
RBS	11/2016	USD	26,379	MXN	499,600	748,434	—
TDB	10/2016 - 11/2016	BRL	102,220	USD	31,296	—	70,569
TDB	11/2016	EUR	2,215	USD	2,483	10,147	—
TDB	11/2016	GBP	8,035	USD	10,683	—	259,531
TDB	10/2016	USD	15,748	BRL	51,110	32,201	—
TDB	11/2016	USD	15,178	COP	44,489,000	—	121,698
TDB	11/2016	USD	173,706	EUR	153,075	1,389,310	—
TDB	12/2016	USD	9,137	PHP	436,000	153,546	—
TDB	11/2016	USD	320	SGD	440	—	2,310
TDB	10/2016	USD	3,544	TRY	10,600	18,188	—
TDB	11/2016	USD	19,706	ZAR	284,980	—	877,141

60        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

TDB	11/2016	ZAR	104,800	USD	7,241	$328,304	$—

Total Unrealized Appreciation and Depreciation						$33,958,296	$20,489,045

Futures Contracts as of September 30, 2016

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Euro BUND	EUX	Sell	12/8/16	320	$59,564,509	$(871,594)
United States Treasury Long Bonds	CBT	Sell	12/20/16	287	48,260,844	474,343
United States Treasury Nts., 10 yr.	CBT	Buy	12/20/16	1,067	139,910,375	(195,506)
United States Treasury Nts., 10 yr.	CBT	Sell	12/20/16	281	36,846,125	(23,036)
United States Treasury Nts., 2 yr.	CBT	Sell	12/30/16	98	21,409,938	(3,070)
United States Treasury Nts., 2 yr.	CBT	Buy	12/30/16	713	155,768,219	115,099
United States Treasury Nts., 5 yr.	CBT	Buy	12/30/16	1,354	164,532,156	444,422
United States Treasury Nts., 5 yr.	CBT	Sell	12/30/16	35	4,253,047	3,336
United States Ultra Bonds	CBT	Buy	12/20/16	806	148,203,250	(2,946,752)

						$(3,002,758)

Over-the-Counter Options Written at September 30, 2016

Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

EUR Currency Call	DEU	USD	1.150	11/29/16	EUR	(46,835,000)	$349,032	$(191,414)

EUR Currency Put	DEU	USD	1.050	11/29/16	EUR	(46,835,000)	128,611	(18,734)

GBP Currency Call[1]	BNP	USD	1.350	12/15/16	GBP	(37,000,000)	221,260	(199,911)

IDR Currency Call	BNP	IDR	13025.000	12/7/16	IDR	(483,921,920,370)	385,280	(483,922)

JPY Currency Put	BAC	JPY	108.000	10/28/16	JPY	(5,620,000,000)	250,298	(5,620)

KRW Currency Call	HSBC	KRW	1070.000	11/23/16	KRW	(39,700,000,000)	186,256	(198,500)

KRW Currency Put	HSBC	KRW	1145.000	11/23/16	KRW	(42,500,000,000)	276,528	(255,000)

MXN Currency Call	GSCO-OT	MXN	18.250	11/28/16	MXN	(2,710,000,000)	980,352	(1,005,410)

MYR Currency Put	NOM	MYR	4.160	10/28/16	MYR	(155,000,000)	221,694	(279,310)

MYR Currency Call	NOM	MYR	3.880	10/28/16	MYR	(144,000,000)	220,825	(2,736)

United States Treasury Bonds, 1.50%, 8/26 Put	BOA	USD	95.734	3/23/17	USD	(30,540,000)	229,050	(190,333)

Total of Over-the-Counter Options Written							$3,449,186	$(2,830,890)

1. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.38 USD per 1 GBP

Centrally Cleared Credit Default Swaps at September 30, 2016

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.HY.25	Buy	5.000%	12/20/20	USD	25,988	$58,328	$(1,522,200)

61        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Credit Default Swaps at September 30, 2016

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Alpha Bank AE	BAC	Buy	5.000%	3/20/17	EUR	3,500	$(410,801)	$(15,858)

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	470	(223)	16,248

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	470	(223)	16,248

Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	900	(3,420)	25,351

Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	3,545	280,477	(40,671)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	1,435	545,380	(354,418)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	1,435	509,505	(354,418)

Malaysia	BOA	Buy	1.000	12/20/20	USD	2,320	(124,027)	(2,029)

Malaysia	BOA	Buy	1.000	12/20/20	USD	1,185	(82,158)	(1,036)

Malaysia	BOA	Buy	1.000	12/20/20	USD	2,230	(116,658)	(1,950)

Malaysia	GOL	Buy	1.000	6/20/21	USD	5,215	(137,486)	25,894

Malaysia	MOS-A	Buy	1.000	12/20/20	USD	2,325	(147,019)	(2,034)

Petrobras Global Finance BV	BNP	Sell	1.000	12/20/16	USD	4,320	(1,100)	(2,523)

Republic of Colombia	BOA	Buy	1.000	6/20/21	USD	14,900	(661,221)	370,794

Republic of Indonesia	BNP	Buy	1.000	6/20/21	USD	14,900	(594,752)	264,647

Republic of Peru	BNP	Buy	1.000	12/20/20	USD	2,861	(81,736)	(20,666)

Republic of South Africa	BNP	Buy	1.000	6/20/21	USD	6,245	(443,826)	378,390

Republic of South Africa	CITNA-B	Buy	1.000	6/20/21	USD	6,250	(441,599)	378,693

Republic of Turkey	CITNA-B	Buy	1.000	6/20/21	USD	4,755	(313,368)	292,774

Republic of Turkey	CITNA-B	Buy	1.000	6/20/21	USD	5,960	(382,137)	366,968

Republic of Turkey	HSBC	Buy	1.000	6/20/21	USD	5,900	(439,201)	370,212

Republic of Turkey	t-DEU	Buy	1.000	6/20/21	USD	7,445	(493,282)	467,157

Russian Federation	BNP	Buy	1.000	12/20/20	USD	2,320	(247,677)	79,336

State Bank of India	BNP	Sell	1.000	9/20/19	USD	5,225	215,578	17,290

Total of Over-the-Counter Credit Default Swaps							$(3,570,974)	$2,274,399

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

62        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	$5,225,000		$—		BBB-
Investment Grade Single Name Corporate Debt	1,840,000	EUR	—	EUR	BBB to BBB-
Non-Investment Grade Single Name Corporate Debt	4,320,000		—		B+
Non-Investment Grade Sovereign Debt	6,415,000		—		BB to B-

Total USD	$15,960,000		$—

Total EUR	1,840,000	EUR	—	EUR

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at September 30, 2016

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value

BAC	Pay	Six-Month PLN WIBOR WIBO	1.745%	9/15/18	PLN 72,805	$14,518

BAC	Pay	Six-Month PLN WIBOR WIBO	1.745	9/12/18	PLN 72,800	(6,296)

DEU	Receive	Three-Month ZAR JIBAR SAFEX	8.310	6/29/26	ZAR 163,900	(160,781)

Total of Centrally Cleared Interest Rate Swaps						$(152,559)

Over-the-Counter Interest Rate Swaps at September 30, 2016

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value

DEU	Pay	Three-Month KRW CD KSDA	1.480%	4/20/18	KRW303,370,000	$1,035,155

JPM	Pay	BZDI	12.220	1/2/19	BRL 142,300	186,776

SAN	Pay	BZDI	12.170	1/2/19	BRL 148,700	270,953

SCB	Pay	Three-Month MYR KLIBOR BNM	3.310	8/19/21	MYR 130,000	(216,623)

SIB	Pay	BZDI	12.550	1/2/25	BRL 63,330	403,408

Total of Over-the-Counter Interest Rate Swaps						$1,679,669

63        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Credit Default Swaptions Written at September 30, 2016

Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value

Credit Default Swap maturing 06/20/21 Call	JPM	Buy	CDX.NA.HY.26	5.000%	12/21/16	USD	17,996	$97,179	$(43,527)

Credit Default Swap maturing 06/20/21 Call	JPM	Buy	CDX.NA.HY.26	5.000	12/21/16	USD	17,996	97,178	(43,527)

Credit Default Swap maturing 06/20/21 Call	JPM	Buy	CDX.NA.HY.26	5.000	12/21/16	USD	15,488	80,538	(37,461)

Total of Over-the-Counter Credit Default Swaptions Written								$274,895	$(124,515)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GOL	Goldman Sachs & Co.
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
SAN	Santander
SCB	Standard Chartered Bank
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
t-DEU	Deutsche Bank Securities, Inc.
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso

64        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)

PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BNM	Bank Negara Malaysia
BUND	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.HY.25	Markit CDX High Yield Index
CDX.NA.HY.26	Markit CDX North American High Yield
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

65        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES September 30, 2016

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $4,234,377,229)	$4,202,760,925
Affiliated companies (cost $1,092,843,446)	1,095,058,654

5,297,819,579

Cash	75,438,375

Cash—foreign currencies (cost $1,750,275)	1,747,692

Cash used for collateral on centrally cleared swaps	3,105,380

Unrealized appreciation on forward currency exchange contracts	33,958,296

Swaps, at value (net premiums paid $3,942,837)	4,966,294

Centrally cleared swaps, at value	14,518

Receivables and other assets:
Investments sold (including $94,101,649 sold on a when-issued or delayed delivery basis)	138,049,285
Interest, dividends and principal paydowns	46,272,134
Shares of beneficial interest sold	1,472,500
Variation margin receivable	437,764
Other	679,278

Total assets	5,603,961,095

Liabilities
Unrealized depreciation on forward currency exchange contracts	20,489,045

Options written, at value (premiums received $3,449,186)	2,830,890

Swaps, at value (net premiums received $371,863)	1,012,226

Centrally cleared swaps, at value (premiums received $58,328)	1,689,277

Swaptions written, at value (premiums received $274,895)	124,515

Payables and other liabilities:
Investments purchased (including $459,614,246 purchased on a when-issued or delayed delivery basis)	499,463,049
Shares of beneficial interest redeemed	6,591,830
Dividends	2,723,081
Variation margin payable	2,415,178
Distribution and service plan fees	956,329
Trustees’ compensation	323,175
Shareholder communications	47,773
Other	199,529

Total liabilities	538,865,897

Net Assets	$5,065,095,198

Composition of Net Assets
Par value of shares of beneficial interest	$1,283,399

Additional paid-in capital	6,121,495,680

Accumulated net investment loss	(55,227,734)

Accumulated net realized loss on investments and foreign currency transactions	(982,988,794)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(19,467,353)

Net Assets	$5,065,095,198

66        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $3,607,386,698 and 913,691,585 shares of beneficial interest outstanding)	$3.95
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$4.15

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $43,362,591 and 10,944,737 shares of beneficial interest outstanding)	$3.96

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $850,319,243 and 215,807,686 shares of beneficial interest outstanding)	$3.94

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $45,839,664 and 11,663,513 shares of beneficial interest outstanding)	$3.93

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $149,098,538 and 37,739,159 shares of beneficial interest outstanding)	$3.95

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $369,088,464 and 93,551,859 shares of beneficial interest outstanding)	$3.95

See accompanying Notes to Consolidated Financial Statements.

67        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended September 30, 2016

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$7,198,204
Dividends	7,557
Net expenses	(565,920)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	6,639,841

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	20,524,324
Dividends	63,018
Net expenses	(1,207,642)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	19,379,700

Total allocation of net investment income from master funds	26,019,541

Investment Income
Interest (net of foreign withholding taxes of $898,751)	222,213,846

Fee income on when-issued securities	5,228,895

Dividends:
Affiliated companies	2,172,546
Unaffiliated companies	2,448

Total investment income	229,617,735

Expenses
Management fees	28,429,764

Distribution and service plan fees:
Class A	9,058,648
Class B	577,700
Class C	8,962,006
Class R	761,182

Transfer and shareholder servicing agent fees:
Class A	8,243,470
Class B	127,332
Class C	1,975,326
Class I	14,152
Class R	336,353
Class Y	820,818

Shareholder communications:
Class A	102,804
Class B	4,396
Class C	23,010
Class R	2,159
Class Y	5,785

Custodian fees and expenses	234,217

Trustees’ compensation	163,255

Borrowing fees	95,830

Other	459,436

Total expenses	60,397,643

68        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Expenses (Continued)
Less reduction to custodian expenses	$(21,947)
Less waivers and reimbursements of expenses	(2,331,950)

Net expenses	58,043,746

Net Investment Income	197,593,530

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (includes premiums on options and swaptions exercised)(net of foreign capital gains tax of $31,784)	(173,218,177)
Closing and expiration of option contracts written	4,286,341
Closing and expiration of futures contracts	(8,537,216)
Foreign currency transactions	(56,964,571)
Swap contracts	(4,908,696)
Closing and expiration of swaption contracts written	6,242,785

Net realized loss allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(1,870,323)
Oppenheimer Master Loan Fund, LLC	(10,358,443)

Net realized loss	(245,328,300)

Net change in unrealized appreciation/depreciation on:
Investments	261,359,589
Translation of assets and liabilities denominated in foreign currencies	46,307,566
Futures contracts	(309,499)
Option contracts written	208,342
Swap contracts	4,785,624
Swaption contracts written	3,783,218

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	1,531,639
Oppenheimer Master Loan Fund, LLC	16,547,565

Net change in unrealized appreciation/depreciation	334,214,044

Net Increase in Net Assets Resulting from Operations	$286,479,274

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

69        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016	Year Ended September 30, 2015

Operations
Net investment income	$197,593,530	$274,373,915

Net realized loss	(245,328,300)	(137,401,124)

Net change in unrealized appreciation/depreciation	334,214,044	(254,142,212)

Net increase (decrease) in net assets resulting from operations	286,479,274	(117,169,421)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(132,168,320)	(185,576,340)
Class B	(1,646,042)	(3,404,527)
Class C	(25,477,649)	(37,752,574)
Class I	(1,841,877)	(5,573,037)
Class R	(5,032,996)	(6,913,849)
Class Y	(13,989,926)	(20,063,825)

	(180,156,810)	(259,284,152)

Tax return of capital distribution:
Class A	(12,329,956)	(10,529,880)
Class B	(153,559)	(193,178)
Class C	(2,376,804)	(2,142,137)
Class I	(171,828)	(316,222)
Class R	(469,527)	(392,302)
Class Y	(1,305,117)	(1,138,451)

	(16,806,791)	(14,712,170)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(465,767,802)	(493,903,645)
Class B	(33,500,290)	(40,524,362)
Class C	(141,661,382)	(112,628,082)
Class I	(3,499,434)	(62,804,037)
Class R	(16,269,790)	(12,473,547)
Class Y	(40,212,960)	(126,492,964)

	(700,911,658)	(848,826,637)

Net Assets
Total decrease	(611,395,985)	(1,239,992,380)

Beginning of period	5,676,491,183	6,916,483,563

End of period (including accumulated net investment income (loss) of $(55,227,734) and $803,504, respectively)	$5,065,095,198	$5,676,491,183

See accompanying Notes to Consolidated Financial Statements.

70        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$3.87	$4.13	$4.13	$4.30	$4.05

Income (loss) from investment operations:
Net investment income[2]	0.15	0.18	0.19	0.23	0.25
Net realized and unrealized gain (loss)	0.08	(0.26)	0.00[3]	(0.17)	0.25

Total from investment operations	0.23	(0.08)	0.19	0.06	0.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.17)	(0.14)	(0.18)	(0.24)
Tax return of capital distribution	(0.01)	(0.01)	(0.05)	(0.05)	(0.01)

Total dividends and/or distributions to shareholders	(0.15)	(0.18)	(0.19)	(0.23)	(0.25)

Net asset value, end of period	$3.95	$3.87	$4.13	$4.13	$4.30

Total Return, at Net Asset Value[4]	6.07%	(2.06)%	4.62%	1.30%	12.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,607,387	$4,008,783	$4,774,652	$5,599,883	$6,276,192

Average net assets (in thousands)	$3,745,267	$4,432,764	$5,171,641	$6,198,248	$5,865,852

Ratios to average net assets:[5,6]
Net investment income	3.87%	4.43%	4.53%	5.39%	5.99%
Expenses excluding specific expenses listed below	1.06%	1.05%	1.00%	0.96%	0.98%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses[8]	1.06%	1.05%	1.00%	0.96%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.00%	0.97%	0.93%	0.93%

Portfolio turnover rate[9]	78%	79%	93%	95%	74%

71        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2016	1.07%
Year Ended September 30, 2015	1.06%
Year Ended September 30, 2014	1.01%
Year Ended September 30, 2013	0.96%
Year Ended September 28, 2012	0.98%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Consolidated Financial Statements.

72        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class B	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$3.89	$4.14	$4.14	$4.32	$4.06

Income (loss) from investment operations:
Net investment income[2]	0.12	0.15	0.16	0.19	0.21
Net realized and unrealized gain (loss)	0.07	(0.25)	(0.01)	(0.18)	0.26

Total from investment operations	0.19	(0.10)	0.15	0.01	0.47

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.14)	(0.12)	(0.15)	(0.20)
Tax return of capital distribution	(0.01)	(0.01)	(0.03)	(0.04)	(0.01)

Total dividends and/or distributions to shareholders	(0.12)	(0.15)	(0.15)	(0.19)	(0.21)

Net asset value, end of period	$3.96	$3.89	$4.14	$4.14	$4.32

Total Return, at Net Asset Value[3]	4.99%	(2.54)%	3.76%	0.15%	11.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,363	$76,276	$122,339	$205,204	$282,504

Average net assets (in thousands)	$57,748	$97,858	$160,934	$252,333	$272,336

Ratios to average net assets:[4,5]
Net investment income	3.15%	3.66%	3.71%	4.50%	5.08%
Expenses excluding specific expenses listed below	1.82%	1.83%	1.83%	1.87%	1.89%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.82%	1.83%	1.83%	1.87%	1.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.77%	1.80%	1.84%	1.84%

Portfolio turnover rate[8]	78%	79%	93%	95%	74%

73        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2016	1.83%
Year Ended September 30, 2015	1.84%
Year Ended September 30, 2014	1.84%
Year Ended September 30, 2013	1.87%
Year Ended September 28, 2012	1.89%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Consolidated Financial Statements.

74        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class C	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$3.87	$4.12	$4.12	$4.30	$4.04

Income (loss) from investment operations:
Net investment income[2]	0.12	0.15	0.16	0.20	0.22
Net realized and unrealized gain (loss)	0.07	(0.25)	0.00[3]	(0.18)	0.26

Total from investment operations	0.19	(0.10)	0.16	0.02	0.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.14)	(0.12)	(0.15)	(0.21)
Tax return of capital distribution	(0.01)	(0.01)	(0.04)	(0.05)	(0.01)

Total dividends and/or distributions to shareholders	(0.12)	(0.15)	(0.16)	(0.20)	(0.22)

Net asset value, end of period	$3.94	$3.87	$4.12	$4.12	$4.30

Total Return, at Net Asset Value[4]	5.01%	(2.56)%	3.84%	0.30%	12.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$850,319	$977,069	$1,156,140	$1,337,248	$1,522,039

Average net assets (in thousands)	$897,334	$1,087,495	$1,236,681	$1,510,477	$1,411,513

Ratios to average net assets:[5,6]
Net investment income	3.12%	3.67%	3.78%	4.65%	5.24%
Expenses excluding specific expenses listed below	1.81%	1.80%	1.76%	1.71%	1.73%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses[8]	1.81%	1.80%	1.76%	1.71%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.76%	1.73%	1.68%	1.68%

Portfolio turnover rate[9]	78%	79%	93%	95%	74%

75        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2016	1.82%
Year Ended September 30, 2015	1.81%
Year Ended September 30, 2014	1.77%
Year Ended September 30, 2013	1.71%
Year Ended September 28, 2012	1.73%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Consolidated Financial Statements.

76        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class I	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$3.86	$4.11	$4.11	$4.29	$4.17

Income (loss) from investment operations:
Net investment income[3]	0.16	0.20	0.20	0.24	0.18
Net realized and unrealized gain (loss)	0.07	(0.25)	0.00[4]	(0.18)	0.11

Total from investment operations	0.23	(0.05)	0.20	0.06	0.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.19)	(0.15)	(0.19)	(0.16)
Tax return of capital distribution	(0.01)	(0.01)	(0.05)	(0.05)	(0.01)

Total dividends and/or distributions to shareholders	(0.16)	(0.20)	(0.20)	(0.24)	(0.17)

Net asset value, end of period	$3.93	$3.86	$4.11	$4.11	$4.29

Total Return, at Net Asset Value[5]	6.27%	(1.41)%	5.05%	1.43%	7.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,840	$48,488	$119,074	$87,639	$51,011

Average net assets (in thousands)	$46,967	$121,467	$109,381	$76,202	$17,870

Ratios to average net assets:[6,7]
Net investment income	4.30%	4.87%	4.93%	5.69%	6.37%
Expenses excluding specific expenses listed below	0.62%	0.60%	0.59%	0.60%	0.64%
Interest and fees from borrowings	0.00%[8]	0.00%[8]	0.00%	0.00%	0.00%

Total expenses[9]	0.62%	0.60%	0.59%	0.60%	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.58%	0.57%	0.56%	0.57%	0.60%

Portfolio turnover rate[10]	78%	79%	93%	95%	74%

77        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Less than 0.005%.

9. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2016	0.63%
Year Ended September 30, 2015	0.61%
Year Ended September 30, 2014	0.60%
Year Ended September 30, 2013	0.60%
Period Ended September 28, 2012	0.64%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Period Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Consolidated Financial Statements.

78        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class R	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$3.88	$4.13	$4.13	$4.31	$4.05

Income (loss) from investment operations:
Net investment income[2]	0.14	0.17	0.18	0.22	0.23
Net realized and unrealized gain (loss)	0.07	(0.25)	0.00[3]	(0.19)	0.26

Total from investment operations	0.21	(0.08)	0.18	0.03	0.49

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.16)	(0.14)	(0.16)	(0.22)
Tax return of capital distribution	(0.01)	(0.01)	(0.04)	(0.05)	(0.01)

Total dividends and/or distributions to shareholders	(0.14)	(0.17)	(0.18)	(0.21)	(0.23)

Net asset value, end of period	$3.95	$3.88	$4.13	$4.13	$4.31

Total Return, at Net Asset Value[4]	5.53%	(2.06)%	4.31%	0.68%	12.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$149,098	$162,623	$185,991	$208,523	$238,666

Average net assets (in thousands)	$152,830	$175,389	$196,503	$233,104	$229,983

Ratios to average net assets:[5,6]
Net investment income	3.61%	4.17%	4.24%	5.01%	5.59%
Expenses excluding specific expenses listed below	1.31%	1.30%	1.30%	1.34%	1.38%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses[8]	1.31%	1.30%	1.30%	1.34%	1.38%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.26%	1.27%	1.31%	1.33%

Portfolio turnover rate[9]	78%	79%	93%	95%	74%

79        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2016	1.32%
Year Ended September 30, 2015	1.31%
Year Ended September 30, 2014	1.31%
Year Ended September 30, 2013	1.34%
Year Ended September 28, 2012	1.38%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Consolidated Financial Statements.

80        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class Y	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$3.87	$4.13	$4.12	$4.30	$4.05

Income (loss) from investment operations:
Net investment income[2]	0.16	0.19	0.20	0.24	0.26
Net realized and unrealized gain (loss)	0.08	(0.26)	0.01	(0.18)	0.25

Total from investment operations	0.24	(0.07)	0.21	0.06	0.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.18)	(0.15)	(0.18)	(0.25)
Tax return of capital distribution	(0.01)	(0.01)	(0.05)	(0.06)	(0.01)

Total dividends and/or distributions to shareholders	(0.16)	(0.19)	(0.20)	(0.24)	(0.26)

Net asset value, end of period	$3.95	$3.87	$4.13	$4.12	$4.30

Total Return, at Net Asset Value[3]	6.33%	(1.83)%	5.13%	1.30%	12.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$369,088	$403,252	$558,288	$572,859	$729,210

Average net assets (in thousands)	$372,918	$453,869	$533,576	$678,607	$729,460

Ratios to average net assets:[4,5]
Net investment income	4.11%	4.68%	4.78%	5.64%	6.17%
Expenses excluding specific expenses listed below	0.81%	0.80%	0.76%	0.72%	0.79%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.81%	0.80%	0.76%	0.72%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.76%	0.73%	0.69%	0.74%

Portfolio turnover rate[8]	78%	79%	93%	95%	74%

81        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2016	0.82%
Year Ended September 30, 2015	0.81%
Year Ended September 30, 2014	0.77%
Year Ended September 30, 2013	0.72%
Year Ended September 28, 2012	0.79%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Consolidated Financial Statements.

82        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS September 30, 2016

1. Organization

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Apollo Credit Management, LLC (the “Sub-Sub-Adviser”).

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed

83        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”) and Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 155,194 shares with net assets of $13,474,849 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$1,163,781
Net assets	$13,474,849
Net income (loss)	$587,963
Net realized gain (loss)	$(419,299)
Net change in unrealized appreciation/depreciation	$48,963

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that

84        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

2. Significant Accounting Policies (Continued)

class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

for the fiscal year ended September 30, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5,6]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$—	$—	$1,024,245,038	$29,134,825

1. At period end, the Fund had $961,231,713 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$114,107,166
2018	240,345,967
No Expiration	606,778,580

Total	$961,231,713

Of these losses, $12,593,017 are subject to Sec. 382 loss limitation rules resulting from merger activity. These

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2. Significant Accounting Policies (Continued)

limitations generally reduce the utilization of these losses to a maximum of $12,593,017 per year and expires 9/30/17.

2. The Fund had $62,138,853 of post-October foreign currency losses which were deferred.

3. The Fund had $874,472 of straddle losses which were deferred.

4. During the reporting period, the Fund did not utilize any capital loss carryforward.

5. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

6. During the reporting period, $20,567,236 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$26,144,978	$56,661,167	$ 82,806,145

The tax character of distributions paid during the reporting periods:

	Year Ended September 30, 2016	Year Ended September 30, 2015

Distributions paid from:
Ordinary income	$180,156,810	$259,284,152
Return of capital	16,806,791	14,712,170

Total	$196,963,601	$273,996,322

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,326,498,145
Federal tax cost of other investments	453,011,137

Total federal tax cost	$5,779,509,282

Gross unrealized appreciation	$140,189,648
Gross unrealized depreciation	(169,324,473)

Net unrealized depreciation	$(29,134,825)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued

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3. Securities Valuation (Continued)

by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about

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3. Securities Valuation (Continued)

assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$182,429,610	$51,533,265	$233,962,875
Mortgage-Backed Obligations	—	923,559,218	66,757	923,625,975
U.S. Government Obligations	—	124,918,271	—	124,918,271
Foreign Government Obligations	—	402,538,030	—	402,538,030
Corporate Loans	—	67,054,213	39,523,431	106,577,644
Corporate Bonds and Notes	—	2,375,879,088	101,740	2,375,980,828
Common Stocks	3,999,034	458,087	62	4,457,183
Rights, Warrants and Certificates	67,668	—	—	67,668
Structured Securities	—	16,840,625	8,059,810	24,900,435
Over-the-Counter Options Purchased	—	5,244,143	—	5,244,143
Over-the-Counter Credit Default Swaptions Purchased	—	423,953	—	423,953
Over-the-Counter Interest Rate Swaption Purchased	—	63,920	—	63,920
Investment Companies	514,742,637	—	—	514,742,637

Total Investments, at Value	518,809,339	4,099,409,158	99,285,065	4,717,503,562
Other Financial Instruments:
Swaps, at value	—	4,966,294	—	4,966,294
Centrally cleared swaps, at value	—	14,518	—	14,518
Futures contracts	1,037,200	—	—	1,037,200
Forward currency exchange contracts	—	33,958,296	—	33,958,296

Total Assets excluding investment companies valued using practical expedient	$519,846,539	$4,138,348,266	$99,285,065	4,757,479,870

Investment companies valued using practical expedient				580,316,017

Total Assets				$5,337,795,887

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(1,012,226)	$—	$(1,012,226)
Centrally cleared swaps, at value	—	(1,689,277)	—	(1,689,277)
Options written, at value	—	(2,830,890)	—	(2,830,890)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Liabilities Table
Futures contracts	$(4,039,958)	$—	$—	$(4,039,958)
Forward currency exchange contracts	—	(20,489,045)	—	(20,489,045)
Swaptions written, at value	—	(124,515)	—	(124,515)

Total Liabilities	$(4,039,958)	$(26,145,953)	$—	$(30,185,911)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*

Assets Table
Investments, at Value:
Corporate Loans	$—	$(10,000,000)	$10,000,000	$—
Corporate Bonds and Notes	9,313,522	—	—	(9,313,522)

Total Assets	$9,313,522	$(10,000,000)	$10,000,000	$(9,313,522)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of September 30, 2015	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]

Assets Table
Investments, at Value:
Asset-Backed Securities	$51,763,210	$—	$(552,320)	$322,375
Mortgage-Backed Obligations	1,376,932	(3,484,764)	3,501,040	—
Corporate Loans	26,434	(5,109,912)	3,770,863	36,046
Corporate Bonds and Notes	9,425,980	4	(10,577)	(141)
Common Stocks	62	(7,057,064)	7,057,064	—
Structured Securities	12,658,078	(561,846)	(949,098)	148,726

Total Assets	$75,250,696	$(16,213,582)	$12,816,972	$507,006

a. Included in net investment income.

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3. Securities Valuation (Continued)

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of September 30, 2016

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$—	$—	$—	$51,533,265
Mortgage-Backed Obligations	—	(1,326,451)	—	—	66,757
Corporate Loans	30,800,000	—	10,000,000	—	39,523,431
Corporate Bonds and Notes	—	(4)	—	(9,313,522)	101,740
Common Stocks	—	—	—	—	62
Structured Securities	—	(3,236,050)	—	—	8,059,810

Total Assets	$30,800,000	$(4,562,505)	$10,000,000	$(9,313,522)	$99,285,065

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation

Assets Table
Investments, at Value
Asset-Backed Securities	$(552,320)
Mortgaged-Backed Obligations	(33,260)
Corporate Loans	(1,312,615)
Corporate Bonds and Notes	(10,573)
Structured Securities	(949,098)

Total	$(2,857,866)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of September 30, 2016	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs Used

Assets Table
Investments, at Value:
Asset-Backed Securities	$ 51,533,265	Pricing service	N/A	N/A	N/A (a)
Mortgage-Backed Obligations	66,757	Pricing service	N/A	N/A	N/A (a)
Corporate Loans	39,523,431	Discounted Cash Flow	Discount Rate	5.97%-11.24%	7.58% (b)
Corporate Bonds and Notes	101,740	Broker quotes	N/A	N/A	N/A (a)
Common Stocks	62	Estimated Recovery proceeds	Nominal value	N/A	$0.01/share (c)
Structured Securities	8,059,810	Broker quotes	N/A	N/A	N/A (a)

Total	$99,285,065

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(b) The Fund fair values certain corporate loans using a discounted cash flow model. The discount rate is derived using the spread on the CMBX index, the interpolated swap rate, and the implied spread at origination of each loan. The Manager monitors market events that would warrant an update to these inputs. A significant increase (decrease) in the CMBX credit spread, or a significant increase (decrease) to the interpolated swap rate, will result in a significant decrease (increase) to the fair value of the investment.

(c) The Fund fair values certain common stocks held at a nominal value to reflect the low probability of receipt of future payments to be received as a result of a merger. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the future distribution amount, or a significant increase (decrease) to the probability of payment rate, will result in a significant increase (decrease) to the fair value of the investment.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will

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4. Investments and Risks (Continued)

waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 33.7% of Master Loan and 36.2% of Master Event-Linked Bond at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in

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4. Investments and Risks (Continued)

value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$459,614,246

Sold securities	94,101,649

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of

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each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $693,000 of collateral to the Fund for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

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4. Investments and Risks (Continued)

Cost	$45,810,951
Market Value	$5,801,079
Market Value as % of Net Assets	0.11%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price

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typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the

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6. Use of Derivatives (Continued)

close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $1,091,211,428 and $1,686,464,531, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market

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6. Use of Derivatives (Continued)

for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the reporting period, the Fund had an ending monthly average market value of $401,044,434 and $295,691,060 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the

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6. Use of Derivatives (Continued)

underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $2,088,503 and $2,307,535 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,971,084 and $1,726,808 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

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	Number of Contracts	Amount of Premiums

Options outstanding as of September 30, 2015	66,493,444,195	$8,568,792
Options written	1,341,223,457,567	23,035,178
Options closed or expired	(192,961,085,553)	(4,286,341)
Options exercised	(639,843,685,839)	(23,868,443)

Options outstanding as of September 30, 2016	574,912,130,370	$3,449,186

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the

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6. Use of Derivatives (Continued)

buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $118,061,867 and $50,792,019 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the

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different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $5,657,693 and $39,435,937 on currency swaps which pay a fixed rate and which receive a fixed rate, respectively.

At period end, the Fund has no such currency swap agreements outstanding.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $120,831,930 and $329,129,081 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases. (Purchased Currency Swaption)

During the reporting period, the Fund had an ending monthly average market value of $4,038,394 and $3,840,671 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

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	Notional Amount	Amount of Premiums

Swaptions outstanding as of September 30, 2015	3,448,200,000	$6,294,044
Swaptions written	4,856,852,559	14,877,923
Swaptions closed or expired	(2,334,662,559)	(6,242,785)
Options exercised	(5,918,910,000)	(14,654,287)

Swaptions outstanding as of September 30, 2016	51,480,000	$274,895

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $25,850,645.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

107        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

108        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Banco Santander SA	$403,408	$–	$–	$(403,408)	$–
Bank of America NA	8,972,470	(3,787,396)	(4,218,552)	–	966,522
Barclays Bank plc	1,126,801	(1,126,801)	–	–	–
BNP Paribas	1,104,808	(747,693)	(357,115)	–	–
Citibank NA	2,854,496	(2,253,761)	–	–	600,735
Deutsche Bank AG	1,672,534	(673,649)	–	(998,885)	–
Deutsche Bank Securities, Inc.	467,157	–	–	–	467,157
Goldman Sachs & Co.	25,894	–	–	–	25,894
Goldman Sachs Bank USA	1,004,348	(1,004,348)	–	–	–
Goldman Sachs Group, Inc. (The)	1,405,095	–	(81,971)	–	1,323,124
HSBC Bank USA NA	1,834,860	(1,834,860)	–	–	–
JPMorgan Chase Bank NA	19,337,697	(5,091,283)	(14,246,414)	–	–
Morgan Stanley Capital Services, Inc.	1,176,440	(1,176,440)	–	–	–
Nomura Global Financial Products, Inc.	261,668	(261,668)	–	–	–
Royal Bank of Scotland plc (The)	748,434	–	–	(748,434)	–
Santander	270,953	–	–	–	270,953
Toronto Dominion Bank	1,931,696	(1,331,249)	(600,447)	–	–
UBS AG	57,847	–	(57,847)	–	–

	$44,656,606	$ (19,289,148)	$ (19,562,346)	$ (2,150,727)	$3,654,385

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

109        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(3,787,396)	$3,787,396	$–	$–	$–
Barclays Bank plc	(3,038,586)	1,126,801	1,717,844	–	(193,941)
BNP Paribas	(747,693)	747,693	–	–	–
Citibank NA	(2,253,761)	2,253,761	–	–	–
Deutsche Bank AG	(673,649)	673,649	–	–	–
Goldman Sachs Bank USA	(1,167,210)	1,004,348	–	–	(162,862)
HSBC Bank USA NA	(3,983,568)	1,834,860	2,108,921	–	(39,787)
JPMorgan Chase Bank NA	(5,091,283)	5,091,283	–	–	–
Morgan Stanley	(2,034)	–	–	–	(2,034)
Morgan Stanley Capital Services, Inc.	(1,881,578)	1,176,440	703,449	–	(1,689)
Nomura Global Financial Products, Inc.	(282,046)	261,668	20,378	–	–
Standard Chartered Bank	(216,623)	–	–	–	(216,623)
Toronto Dominion Bank	(1,331,249)	1,331,249	–	–	–

	$(24,456,676)	$19,289,148	$4,550,592	$–	$(616,936)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$3,070,002	Swaps, at value	$795,603
Interest rate contracts	Swaps, at value	1,896,292	Swaps, at value	216,623
Credit contracts			Centrally cleared swaps, at value	1,522,200
Interest rate contracts	Centrally cleared swaps, at value	14,518	Centrally cleared swaps, at value	167,077
Interest rate contracts	Variation margin receivable	437,764*	Variation margin payable	2,415,178*

110        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	$33,958,296	Unrealized depreciation on forward currency exchange contracts	$20,489,045
Forward currency exchange contracts			Options written, at value	2,640,557
Interest rate contracts			Options written, at value	190,333
Credit contracts			Swaptions written, at value	124,515
Credit contracts	Investments, at value	423,953**
Equity contracts	Investments, at value	1,773,723**
Forward currency exchange contracts	Investments, at value	3,043,334**
Interest rate contracts	Investments, at value	491,006**

Total		$45,108,888		$28,561,131

* Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

** Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options and swaptions exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts

Credit contracts	$—	$—	$—	$—
Equity contracts	(1,129,082)	—	168,333	(396,937)
Forward currency exchange contracts	(3,953,860)	—	4,118,008	—
Interest rate contracts	(6,365,077)	6,242,785	—	(8,140,279)

Total	$(11,448,019)	$6,242,785	$4,286,341	$(8,537,216)

111        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)

Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions	Swap contracts	Total

Credit contracts	$—	$(2,163,317)	$(2,163,317)
Equity contracts	—	—	(1,357,686)
Forward currency
exchange contracts	46,493,662	3,242,342	49,900,152
Interest rate contracts	—	(5,987,721)	(14,250,292)

Total	$46,493,662	$(4,908,696)	$32,128,857

*Includes purchased options contracts, purchased swaption contracts, written options contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts

Credit contracts	$(396,128)	$—	$150,380	$—
Equity contracts	264,656	(166,854)	—	—
Forward currency
exchange contracts	2,150,296	336,479	—	—
Interest rate contracts	2,090,289	38,717	3,632,838	(309,499)

Total	$4,109,113	$208,342	$3,783,218	$(309,499)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)

Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Credit contracts	$—	$(6,405,281)	$(6,651,029)
Equity contracts	—	—	97,802
Forward currency
exchange contracts	(18,483,552)	7,468,692	(8,528,085)
Interest rate contracts	—	3,722,213	9,174,558

Total	$(18,483,552)	$4,785,624	$(5,906,754)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

112        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

7. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	49,594,876	$190,847,491	68,400,560	$278,300,866
Dividends and/or distributions reinvested	33,139,619	127,427,433	42,817,451	173,828,230
Redeemed	(203,845,428)	(784,042,726)	(232,876,356)	(946,032,741)

Net decrease	(121,110,933)	$(465,767,802)	(121,658,345)	$(493,903,645)

Class B
Sold	136,749	$530,027	466,912	$1,901,624
Dividends and/or distributions reinvested	433,444	1,669,645	821,628	3,352,308
Redeemed	(9,245,651)	(35,699,962)	(11,196,288)	(45,778,294)

Net decrease	(8,675,458)	$(33,500,290)	(9,907,748)	$(40,524,362)

Class C
Sold	15,087,056	$57,785,579	21,054,324	$85,444,126
Dividends and/or distributions reinvested	6,577,937	25,237,910	8,937,628	36,199,390
Redeemed	(58,582,619)	(224,684,871)	(57,856,885)	(234,271,598)

Net decrease	(36,917,626)	$(141,661,382)	(27,864,933)	$(112,628,082)

Class I
Sold	1,610,491	$6,191,607	7,005,239	$28,312,752
Dividends and/or distributions reinvested	523,820	2,005,298	1,464,116	5,913,478
Redeemed	(3,045,914)	(11,696,339)	(24,852,733)	(97,030,267)

Net decrease	(911,603)	$(3,499,434)	(16,383,378)	$(62,804,037)

Class R
Sold	6,009,296	$23,174,414	6,513,564	$26,478,665
Dividends and/or distributions reinvested	1,333,790	5,131,759	1,699,083	6,896,561
Redeemed	(11,555,117)	(44,575,963)	(11,279,468)	(45,848,773)

Net decrease	(4,212,031)	$(16,269,790)	(3,066,821)	$(12,473,547)

Class Y
Sold	23,220,479	$89,437,668	26,781,581	$108,739,766
Dividends and/or distributions reinvested	3,653,084	14,040,449	4,799,636	19,488,556
Redeemed	(37,490,600)	(143,691,077)	(62,726,804)	(254,721,286)

Net decrease	(10,617,037)	$(40,212,960)	(31,145,587)	$(126,492,964)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$3,380,619,420	$4,111,524,028
U.S. government and government agency obligations	370,322,146	389,485,640

113        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

8. Purchases and Sales of Securities (Continued)

	Purchases	Sales

To Be Announced (TBA) mortgage-related securities	4,468,857,111	4,304,402,600

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million in assets	0.75%
Next $200 million in assets	0.72
Next $200 million in assets	0.69
Next $200 million in assets	0.66
Next $200 million in assets	0.60
Next $4 billion in assets	0.50
Next $5 billion in assets	0.48
Over $10 billion in assets	0.46

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.53% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a

114        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also

115        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

September 30, 2016	$492,328	$11,166	$82,851	$35,406	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $267,135.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,064,815 for these management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

Loan Commitments. Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $148,090 at period end. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At period end, these commitments have a market value of $148,645 and have been included as Corporate Loans in the Consolidated Statement of

116        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

10. Borrowing and Other Financing (Continued)

Investments.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

117        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Strategic Income Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Strategic Income Fund and subsidiary, including the consolidated statement of investments, as of September 30, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Strategic Income Fund and subsidiary as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 22, 2016

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $2,448 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $124,017,171 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-

ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund, and OFI has entered into a sub-sub-advisory agreement with Apollo Credit Management, LLC (“Apollo”), whereby Apollo provides investment sub-sub-advisory services to the Fund (collectively, all the investment advisory agreements are referred to as the “Agreements”, “OFI Global” and “OFI” are referred to as the “Managers” and “Apollo” is referred to as the “Sub-Sub-Adviser”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers and Sub-Sub-Adviser provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and Sub-Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ and Sub-Sub-Adviser’s services, (ii) the comparative investment performance of the Fund, the Managers and Sub-Sub-Adviser, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers, their affiliates, and the Sub-Sub-Adviser, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers and Sub-Sub-Adviser from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers and Sub-Sub-Adviser.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ and the Sub-Sub-Adviser’s key personnel who provide such services. The Sub-Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Sub-Advisers’ investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of other third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing

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periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ and Sub-Sub-Adviser’s resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Mata, Krishna Memani and Hemant Baijal, the portfolio managers for the Fund, and the Sub-Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers and Sub-Sub-Adviser as directors or trustees of the Fund and other funds advised by the Managers and Sub-Sub-Adviser. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ and Sub-Sub-Adviser’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers, Sub-Sub-Adviser and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Managers and the Sub-Sub-Adviser, including comparative performance information. The Board reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the multisector bond fund category. The Board considered that the Fund underperformed its category median for the one-, three-, five- and ten-year periods. The Board considered several factors that contributed to the Fund’s underperformance, noting that, as a result of conversations with the Board and in an effort to address performance, two portfolio managers were recently added to the Fund’s investment team: one in July 2014 and the other in March 2015. The Board further considered that the Adviser recently has added more resources to the Fund’s portfolio management team. The Board concluded it was appropriate to permit the Fund’s performance to reflect these changes and additional investments on the part of the Adviser.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement and that the Sub-Adviser pays the Sub-Sub-Adviser’s fee under the sub-sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail multisector bond funds with comparable asset levels and distribution features. The Board

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-

ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited / Continued

noted that the Fund’s contractual management fee was lower than its peer group median and category median, and that the Fund’s total expenses, net of waivers, were equal to the peer group median and category median.

Economies of Scale and Profits Realized by the Managers and the Sub-Sub-Adviser. The Board considered information regarding the Managers’ and Sub-Sub-Adviser’s costs in serving as the Fund’s investment adviser, sub-adviser and sub-sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ and Sub-Sub-Adviser’s profitability from their relationship with the Fund. The Board also considered that the Managers and Sub-Sub-Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers and Sub-Sub-Adviser may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. The Board considered that the current management fee breakpoints are appropriate given the Fund’s current asset level.

Other Benefits to the Managers and Sub-Sub-Adviser. In addition to considering the profits realized by the Managers and Sub-Sub-Adviser, the Board considered information that was provided regarding the direct and indirect benefits the Managers and Sub-Sub-Adviser receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers and Sub-Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees’, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002- 2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006- 2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006, and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

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Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 100 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Mata, Memani, Baijal, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281- 1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michael Mata, Vice President (since 2014) Year of Birth: 1963	Senior Vice President of the Sub-Adviser and the Head of Multi-Sector Fixed Income (since July 2014). Portfolio manager with ING Investment Management and Head of Multi-Sector Fixed-Income (August 2004-December 2013), managing the Global Bond and Core Plus strategies and the macro and quantitative research teams, along with the emerging markets sovereign team. Senior Vice President and Senior Risk Manager at Putnam Investments (March 2000-August 2004) and a Vice President and Risk Manager for Fixed Income Trading at Lehman Brothers (September 1994-March 2000). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Hemant Baijal, Vice President (since 2015) Year of Birth: 1962	Vice President and Senior Portfolio Manager of the Sub-Adviser (since July 2011) and Co-Head of the Global Debt Team (since January 2015). Co-founder, Partner and Portfolio Manager of Six Seasons Global Asset Management (January 2009-December 2010). Partner and Portfolio Manager of Aravali Partners, LLC (September 2006-December 2008); Partner and Portfolio Manager at Havell Capital Management, LLC (November 1996-August 2006). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 100 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 100 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 100 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 100 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Sub-Sub-Adviser	Apollo Credit Management, LLC

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

©2016 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

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Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

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●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

130        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0230.001.0916 November 22, 2016

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $92,900 in fiscal 2016 and $82,400 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $7,921 in fiscal 2016 and $1,500 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $598,285 in fiscal 2016 and $185,479 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, custody audits, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $8,660 in fiscal 2016 and $4,090 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $45,432 in fiscal 2016 and $628,126 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $660,298 in fiscal 2016 and $819,195 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/21/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/21/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	11/21/2016